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                       _______________________________
                                 as Servicer,

                       HOME EQUITY LOAN TRUST [ ]-[ ],
                                  as Issuer

                                     and

                          __________________________
                             as Indenture Trustee

                          _________________________

                             SERVICING AGREEMENT

                          Dated as of _____________
                          _________________________

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                              TABLE OF CONTENTS

                                                                          Page

      This   Servicing   Agreement,   dated  as  of   _________________   (the
"Agreement"),  is among __________________,  as servicer (the "Servicer"), the
Home   Equity   Loan   Trust  [  ]-[  ],  as  issuer   (the   "Issuer"),   and
__________________, as indenture trustee (the "Indenture Trustee").

                                 WITNESSETH:

      WHEREAS,  pursuant to the terms of the  Purchase  Agreement  (as defined herein), ____________________,  as seller (in such capacity, "__________") and as servicer,  and  ___________________,  as seller  ("___________"  and,  with
_________,  each a  "Seller"  and  together,  the  "Sellers"),  will  sell  to
Residential  Asset Mortgage  Products,  Inc.  ("RAMP"),  as purchaser (in such capacity,  the  "Purchaser"),  the Initial Mortgage Loans on the Closing Date,
and may sell  Subsequent  Mortgage  Loans on one or more  Subsequent  Transfer
Dates,  together  with  the  Related  Documents  on the  Closing  Date and any
Subsequent  Transfer Date, and thereafter all Additional  Balances  created on or after the Cut-Off Date and any such Subsequent Transfer Date;

      WHEREAS,  RAMP, as depositor (in such capacity,  the "Depositor"),  will sell the  Initial  Mortgage  Loans  and  assign  all of its  rights  under the
Purchase  Agreement to the Issuer,  together with the Related Documents on the
Closing Date, and thereafter all Additional  Balances relating thereto created on or after the Cut-Off Date;

      WHEREAS,  pursuant to the terms of the Trust Agreement,  the Issuer will issue the Certificates;

      WHEREAS,  pursuant to the terms of the Indenture,  the Issuer will issue the Notes; and

      WHEREAS,  pursuant to the terms of this  Agreement,  the  Servicer  will service the Mortgage Loans directly or through one or more Subservicers.

      NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

Section 1.01      Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  Definitions  contained  in  Appendix A to the indenture dated as of  ______________  (the  "Indenture"),  between the Issuer and the Indenture  Trustee,  which is  incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Other Definitional Provisions.

(a)   All terms  defined in this  Agreement  shall have the  defined  meanings when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)   As used in this Agreement and in any  certificate or other document made or  delivered  pursuant  hereto or thereto,  accounting  terms not defined  in this  Agreement  or in any such  certificate  or other document,  and  accounting  terms partly defined in this Agreement or in any such  certificate or other  document,  to the extent not defined,  shall have the  respective  meanings given to them under generally accepted accounting  principles.  To the extent that the definitions  of accounting  terms in this Agreement or in any such certificate or other document are  inconsistent  with the meanings of such terms under generally accepted accounting principles,  the
            definitions   contained   in  this   Agreement   or  in  any  such
            certificate or other document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this  Agreement  shall refer to this  Agreement  as a whole  and not to any  particular  provision  of  this  Agreement;
            Section and Exhibit  references  contained in this  Agreement  are references  to  Sections  and  Exhibits  in or to  this  Agreement unless  otherwise  specified;  the  term  "including"  shall  mean
            "including without limitation";  "or" shall include "and/or";  and the term  "proceeds"  shall have the meaning  ascribed  thereto in the UCC.

(d)   The  definitions  contained  in this  Agreement  are  applicable  to the singular  as well as the  plural  forms of such  terms  and to the masculine  as well as the  feminine  and  neuter  genders  of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection herewith means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and  includes (in the case of agreements or instruments)  references to all attachments  thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

Section 1.03      Interest   Calculations.   All   calculations   of  interest
hereunder  that  are  made in  respect  of a  Mortgage  Loan  shall be made in conformity  with the related Loan Agreement.  All  calculations of interest on the  Notes  shall be made on the  basis  of the  actual  number  of days in an
Interest  Period and a year  assumed to consist of 360-days.  The  calculation of the Servicing  Fee shall be made on the basis of a 360-day year  consisting of twelve 30-day months.  All dollar  amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE II

                        Representations and Warranties

Section 2.01      Representations and Warranties  Regarding the Servicer.  The
Servicer  represents  and  warrants  to the Issuer and for the  benefit of the
Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)   the Servicer is a corporation  duly organized,  validly  existing and in
            good  standing  under  the laws of  [    ]  and has the  corporate
            power to own its assets and to transact  the  business in which it is  currently  engaged.  The  Servicer  is  duly  qualified  to do business as a foreign  corporation and is in good standing in each jurisdiction in which the character of the business  transacted by
            it  or   properties   owned  or   leased  by  it   requires   such
            qualification  and in which the failure to so qualify would have a material  adverse effect (not in the ordinary  course of business)
            on the business,  properties,  assets, or condition  (financial or other) of the Servicer;

(b)   the Servicer has the power and authority to make,  execute,  deliver and perform this  Agreement and all of the  transactions  contemplated under  this  Agreement,  and has  taken  all  necessary  corporate action to authorize the  execution,  delivery and  performance  of this  Agreement.  When  executed  and  delivered,  this  Servicing
            Agreement will constitute the legal,  valid and binding obligation of the Servicer  enforceable in accordance with its terms,  except as  enforcement  of  such  terms  may be  limited  by  bankruptcy,
            insolvency   or  similar  laws   affecting  the   enforcement   of
            creditors'  rights  generally and by the availability of equitable remedies;

(c)   the  Servicer is not  required to obtain the consent of any other Person or any  consent,  license,  approval  or  authorization  from,  or registration  or  declaration  with, any  governmental  authority, bureau or  agency  in  connection  with the  execution,  delivery, performance,  validity or enforceability of this Agreement, except
            for  such  consent,   license,   approval  or  authorization,   or
            registration  or  declaration,  as shall  have  been  obtained  or filed, as the case may be;

(d)   the execution and delivery of this Agreement and the  performance of the transactions  contemplated hereby by the Servicer will not violate any material  provision of any existing law or  regulation  or any order or decree of any court  applicable  to the  Servicer  or any provision  of the  Articles  of  Incorporation  or  Bylaws  of the
            Servicer,   or  constitute  a  material  breach  of  any  material
            mortgage,  indenture,  contract  or other  agreement  to which the
            Servicer is a party or by which the Servicer may be bound;

(e)   no  litigation  or  administrative  proceeding  of or before  any court, tribunal or  governmental  body is  currently  pending,  or to the knowledge of the Servicer threatened,  against the Servicer or any of its  properties  or  with  respect  to  this  Agreement  or the
            Securities  which in the opinion of the  Servicer has a reasonable likelihood  of  resulting  in a  material  adverse  effect  on the transactions contemplated by this Agreement;

(f)   the  Servicer is a member of MERS in good  standing,  and will comply in all material  respects  with the rules and  procedures  of MERS in connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS; and

(g)   the servicing of the Mortgage  Loans has at all times been  conducted in material compliance with all applicable  federal,  state and local laws,  rules  and  regulations  and  there  has  been no  material violation of any such laws,  rules or  regulations  arising out of the servicing of the Mortgage Loans.

      The  foregoing   representations   and  warranties   shall  survive  any
termination of the Servicer hereunder.

Section 2.02      Representations  and  Warranties  of the Issuer.  The Issuer
hereby  represents  and  warrants to the  Servicer  and for the benefit of the
Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)   the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware  and has full  power,  authority and legal  right to execute  and  deliver  this  Agreement  and to perform its obligations  under this  Agreement,  and has taken all
            necessary   action  to  authorize  the  execution,   delivery  and
            performance by it of this Agreement; and

(b)   the  execution  and  delivery  by the Issuer of this  Agreement  and the performance by the Issuer of its obligations  under this Agreement will not violate any provision of any law or regulation  governing the Issuer or any order,  writ,  judgment  or decree of any court, arbitrator or governmental  authority or agency  applicable to the
            Issuer  or  any  of  its   assets.   Such   execution,   delivery,
            authentication    and    performance    will   not   require   the
            authorization,  consent or  approval  of, the giving of notice to, the  filing  or  registration  with,  or the  taking  of any other action  with  respect  to, any  governmental  authority  or agency regulating the  activities of limited  liability  companies.  Such execution,  delivery,  authentication  and  performance  will  not conflict  with,  or  result  in a  breach  or  violation  of,  any mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03      Enforcement   of   Representations   and   Warranties.   The
Servicer,  on behalf of and subject to the direction of the Indenture Trustee,
as  pledgee  of  the  Mortgage  Loans,  or  the  Issuer,   shall  enforce  the
representations  and  warranties  of the  Sellers  pursuant  to  the  Purchase
Agreement.  Upon  the  discovery  by the  Sellers,  RAMP,  the  Servicer,  the
Indenture Trustee,  the Enhancer,  the Issuer, or the Custodian of a breach of any of the  representations  and  warranties  made by a Seller in the Purchase
Agreement,  in respect of any Mortgage  Loan which  materially  and  adversely affects  the  interests  of the  Securityholders  or the  Enhancer,  the party discovering  such breach shall give prompt written notice to the other parties
(the  Custodian  being  so  obligated  under  the  Custodial  Agreement).  The
Servicer  shall  promptly  notify such Seller of such breach and request that, pursuant to the terms of the Purchase  Agreement,  the Seller  either (i) cure such breach in all material  respects  within 90 days from the date the Seller was  notified  of such breach or (ii)  purchase  such  Mortgage  Loan from the
Issuer at the  price and in the  manner  set  forth in  Section  3.1(d) of the
Purchase  Agreement;   provided,   that  the  Seller  shall,  subject  to  the
conditions set forth in the Purchase Agreement,  have the option to substitute an Eligible  Substitute  Loan or Loans for such  Mortgage  Loan.  In the event that the Seller elects to substitute  one or more  Eligible  Substitute  Loans pursuant  to  Section  3.1(e) of the  Purchase  Agreement,  the  Seller  shall deliver to the  Custodian or the  Servicer,  in  accordance  with the Purchase
Agreement,  with respect to such Eligible  Substitute Loans, the original Loan
Agreement,  the  Mortgage,  and such other  documents  and  agreements  as are required by the  Purchase  Agreement.  Payments  due with  respect to Eligible
Substitute Loans in the month of substitution  shall not be transferred to the
Issuer and will be retained by the  Servicer  and  remitted by the Servicer to such Seller on the next  succeeding  Payment  Date except to the extent that a payment less than the applicable  Minimum Monthly Payment has been received by the Issuer for such month in respect of the Mortgage  Loan to be removed.  The
Servicer  shall amend or cause to be amended  the  Mortgage  Loan  Schedule to reflect  the  removal  of  such  Mortgage  Loan  and the  substitution  of the
Eligible  Substitute Loans and the Servicer shall promptly deliver the amended
Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

      It is understood  and agreed that the  obligation of the Sellers to cure such breach or purchase or substitute  for such Mortgage Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  against any Seller.  In  connection  with the purchase of or  substitution  for any such Mortgage  Loan by such Seller,  the
Issuer  shall  assign to such Seller all of its right,  title and  interest in respect of the Purchase  Agreement  applicable  to such  Mortgage  Loan.  Upon receipt of the Repurchase Price, or upon completion of such substitution,  the
Servicer shall notify the Custodian,  and the Custodian shall deliver the Loan
Agreements  to the  Servicer,  together  with all  relevant  endorsements  and assignments prepared by the Servicer that the Indenture Trustee shall execute.

                                 ARTICLE III

                Administration and Servicing of Mortgage Loans

Section 3.01      The Servicer.

(a)   The  Servicer  shall  service and  administer  the  Mortgage  Loans in a manner  generally  consistent  with the terms of the Program Guide and in a manner  consistent  with the terms of this  Agreement and that shall be normal and usual in its general  mortgage  servicing activities  and  consistent  with the manner in which it  services
            all  other  Mortgage   Loans  in  its  servicing   portfolio  with
            characteristics  similar  to  those  of the  Mortgage  Loans.  The
            Servicer  shall have full  power and  authority,  acting  alone or through a  Subservicer,  to do any and all  things  in  connection
            with  such  servicing  and   administration   which  it  may  deem
            necessary or desirable,  it being  understood,  however,  that the
            Servicer  shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage Loans, for the performance of its duties and obligations  hereunder in accordance with the terms  hereof and the  Program  Guide.  Without  limiting the generality of the foregoing,  the Servicer shall continue, and
            is  hereby   authorized  and  empowered  by  the  Issuer  and  the
            Indenture  Trustee,  as pledgee of the Mortgage  Loans, to execute and  deliver,  on behalf of  itself,  the  Issuer,  the  Indenture
            Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge  and all other  comparable  instruments  with  respect to the  Mortgage
            Loans and the  Mortgaged  Properties.  The Issuer,  the  Indenture
            Trustee  and the  Custodian,  as  applicable,  shall  furnish  the
            Servicer   with  any  powers  of  attorney  and  other   documents
            necessary or  appropriate  to enable the Servicer to carry out its servicing and administrative  duties hereunder.  In addition,  the
            Servicer  may,  at  its  own  discretion  and  on  behalf  of  the
            Indenture  Trustee,  obtain  credit  information  in the form of a
            "credit  score" from a credit  repository.  On the  Closing  Date, the  Indenture  Trustee  shall  deliver to the  Servicer a limited power of attorney  substantially  in the form of Exhibit B hereto.
            The  Servicer is further  authorized  and  empowered by the Issuer and the Indenture  Trustee,  on behalf of the  Noteholders and the
            Indenture  Trustee,  in  its  own  name  or in  the  name  of  the
            Subservicer,  when the  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate in its best judgment to register any Mortgage Loan on the MERS®  System,  or cause the removal from the  registration  of any Mortgage  Loan on the MERS®  System,  to
            execute and deliver,  on behalf of the  Indenture  Trustee and the
            Noteholders or any of them, any and all  instruments of assignment and other  comparable  instruments with respect to such assignment or  re-recording  of a  Mortgage  in the name of MERS,  solely  as nominee for the Indenture  Trustee and its successors and assigns.
            The  Indenture  Trustee  shall have no ongoing  responsibility  to check the status of the Mortgage  Loans on the MERS®  System.  Any expenses  incurred in connection with the actions described in the preceding  sentence shall be borne by the Servicer,  with no right of reimbursement.

      Subject to Section  3.15,  if the Mortgage did not have a Lien senior to the related Mortgage Loan on the related Mortgaged  Property as of the related
Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the placing of a Lien  senior to that of the  Mortgage  on the  related  Mortgaged
Property.  Subject to Section  3.15,  if the Mortgage had a Lien senior to the related  Mortgage  Loan on the  related  Mortgaged  Property as of the related
Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the refinancing  of such prior senior Lien;  unless (i) the resulting CLTV of such
Mortgage  Loan is no  higher  than  the  greater  of the  CLTV  prior  to such refinancing  or a 70%  CLTV (or a 80% CLTV  for  those  borrowers  with a FICO
"credit  score" of 720 or  greater)  and (ii) the  interest  rate for the loan evidencing the  refinanced  senior Lien is no higher than the interest rate on the loan evidencing the existing senior Lien immediately  prior to the date of such  refinancing  (meaning,  in  the  case  of an  adjustable  rate  loan,  a substantially  similar  index and a gross  margin  no higher  than that of the existing  senior Lien);  provided,  however,  that if the loan  evidencing the existing  senior Lien prior to the date of refinancing  is an adjustable  rate loan and the loan evidencing the refinanced  senior Lien is a fixed rate loan, then the interest rate on the loan  evidencing the refinanced  senior Lien may be up to  2.0%  higher  than  the  then-current  mortgage  rate  of  the  loan evidencing  the  existing  senior  Lien  and  (iii)  the loan  evidencing  the refinanced senior Lien is not subject to negative amortization.

      In connection with servicing the Mortgage  Loans,  the Servicer may take reasonable  actions to encourage or effect the  termination of Loan Agreements that have become dormant.

      The  relationship  of the Servicer (and of any successor to the Servicer as  servicer  under this  Agreement)  to the Issuer  under this  Agreement  is intended by the parties to be that of an  independent  contractor and not that of a joint venturer, partner or agent.

(b)   The Servicer may enter into  Subservicing  Agreements with  Subservicers for the  servicing and  administration  of certain of the Mortgage
            Loans. The Servicer shall provide notice to the Indenture  Trustee upon entering into a  Subservicing  Agreement.  References in this
            Agreement  to  actions  taken or to be taken  by the  Servicer  in servicing the Mortgage Loans include  actions taken or to be taken by a  Subservicer  on  behalf  of  the  Servicer  and  any  amount actually  received  by such  Subservicer  in respect of a Mortgage
            Loan  shall  be  deemed  to have  been  received  by the  Servicer
            whether  or  not   actually   received  by  the   Servicer.   Each
            Subservicing  Agreement  will be upon such terms and conditions as are not  inconsistent  with this Agreement and as the Servicer and the  Subservicer  have agreed.  With the approval of the Servicer,
            a   Subservicer   may  delegate  its  servicing   obligations   to
            third-party   servicers,   but  such   Subservicers   will  remain
            obligated   under  the  related   Subservicing   Agreements.   The
            Servicer  and the  Subservicer  may enter into  amendments  to the related Subservicing Agreements;  provided, however, that any such amendments  shall not cause the Mortgage Loans to be serviced in a manner that would be  materially  inconsistent  with the standards set forth in this  Agreement.  The  Servicer  shall be entitled to terminate any Subservicing  Agreement in accordance with the terms and  conditions  thereof and without any  limitation  by virtue of
            this  Agreement;   provided,   however,   that  in  the  event  of
            termination of any  Subservicing  Agreement by the Servicer or the
            Subservicer,  the  Servicer  shall  either act as  servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a  successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer  shall be entitled
            to   enter   into   any   agreement   with   a   Subservicer   for
            indemnification  of the  Servicer  and nothing  contained  in this
            Agreement shall be deemed to limit or modify such indemnification.

      In the event that the rights,  duties and  obligations  of the  Servicer
are  terminated  hereunder,   any  successor  to  the  Servicer  in  its  sole
discretion  may, to the extent  permitted by  applicable  law,  terminate  the existing  Subservicing  Agreement with any  Subservicer in accordance with the terms of the  applicable  Subservicing  Agreement  or  assume  the  terminated
Servicer's rights and obligations under such subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

      As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Enhancer and the Securityholders,  shall use reasonable  efforts to enforce the obligations of each  Subservicer  under the related Subservicing  Agreement, to the extent that the non-performance of any such obligation  would have a material  adverse effect on a Mortgage Loan.
Such  enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination  of  Subservicing  Agreements  and the  pursuit  of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Servicer,  in its good faith business judgment,  would require were it the owner of the related  Mortgage  Loans.  The Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed therefor only (i) from a general  recovery  resulting from such enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

      (c)   All  other  documents  contained  in the  Mortgage  File  and  any original  documents  relating  to the  Mortgage  Loans  not  contained  in the
Mortgage File or delivered to the Custodian,  if any, or the Indenture Trustee
are and  shall be held by the  Servicer  in trust as agent  for the  Indenture
Trustee on behalf of the Noteholders.

Section 3.02      Collection of Certain Mortgage Loan Payments.

(a)   The  Servicer  shall make  reasonable  efforts to collect  all  payments called for under the terms and  provisions of the Mortgage  Loans, and shall, to the extent such procedures  shall be consistent with this  Agreement and generally  consistent  with the Program Guide, follow such collection  procedures as shall be normal and usual in its general mortgage servicing  activities and consistent with the procedures  the Servicer  employs in servicing all other  Mortgage
            Loans in the servicing portfolio with  characteristics  similar to those of the Mortgage Loans.  Consistent  with the foregoing,  and without  limiting the  generality of the  foregoing,  the Servicer may in its discretion  (i) waive any late payment charge,  penalty interest  or other fees  which may be  collected  in the  ordinary course  of  servicing  a  Mortgage  Loan and (ii)  arrange  with a
            Mortgagor a schedule  for the payment of  principal  and  interest due and unpaid;  provided,  that such  arrangement  is  consistent with the Servicer's  policies with respect to home equity mortgage
            loans;   and   provided   further,   that   notwithstanding   such
            arrangement,   such  Mortgage   Loans  will  be  included  in  the
            information  regarding  delinquent Mortgage Loans set forth in the
            Servicing  Certificate.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the Program
            Guide; provided,  however, that the Servicer shall first determine that any such waiver or extension  will not impair the coverage of any related  insurance  policy or materially  adversely affect the
            Lien  of  the   related   Mortgage   or  the   interests   of  the
            Securityholders or the Enhancer,  and the Servicer shall not grant any such  waiver or  extension  that would  have any such  effect.
            Consistent  with the terms of this  Agreement,  the  Servicer  may also:

(i)   waive,  modify or vary any term of any Mortgage Loan  (including  reduce the Credit Limit);

(ii)  consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii) arrange  with a Mortgagor a schedule  for the payment of  principal  and interest due and unpaid;

(iv)  forgive  any  portion  of  the  amounts  contractually  owed  under  the
      Mortgage Loan;

(v)   capitalize  past due amounts owed under the Mortgage  Loan by adding any amounts in arrearage to the existing  principal  balance of the Mortgage
      Loan (a  "Capitalization  Workout")  which will  result in an  increased monthly  payment  amount,  provided  that:  (A) the amount  added to the existing  principal  balance  of the  Mortgage  Loan  (the  "Capitalized
      Amount")  shall be no greater  than five times the  Mortgagor's  current
      Minimum  Monthly  Payment  amount;  and (B) the Servicer shall not enter into a  Capitalization  Workout  unless  the CLTV of the  Mortgage  Loan prior  to the  Capitalization  Workout  equals  or  exceeds  80% and the
      Mortgagor  has  qualified  for  the  Capitalization  Workout  under  the
      Servicer's servicing guidelines; or

(vi)  reset the  maturity  date for the Mortgage  Loan,  but in no event shall such  reset  date  extend  beyond  the  end  of  the  Collection  Period preceding the Final Payment Date;

            or  any  combination  of  the  foregoing,  if  in  the  Servicer's determination  such waiver,  modification,  postponement  or indulgence is not materially  adverse to the interests of the  Securityholders  or the Enhancer;
provided,  however, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan  (including  without  limitation any  modification that would  change the Loan Rate,  forgive  the  payment of any  principal  or interest  (unless in connection with the  liquidation of the related  Mortgage
Loan) or extend the final  maturity  date of such  Mortgage  Loan) unless such
Mortgage Loan is in default or, in the judgment of the Servicer,  such default is  reasonably  foreseeable.  The general  terms of any waiver,  modification, forgiveness,  postponement  or indulgence  with respect to any of the Mortgage
Loans will be included in the Servicing  Certificate,  and such Mortgage Loans will not be considered  "delinquent"  for the purposes of the Basic  Documents
so  long  as  the   Mortgagor   complies   with  the  terms  of  such  waiver,
modification, forgiveness, postponement or indulgence.

(b)   The  Servicer  shall  establish a Custodial  Account,  which shall be an
            Eligible  Account,   titled  "Home  Equity  Loan  Trust  Series  [
            ]-[ ]," in  which  the  Servicer  shall  deposit  or  cause  to be deposited any amounts  representing  payments and  collections  in respect of the Initial  Mortgage  Loans  received by it subsequent to or on the  Cut-Off  Date or,  with  respect  to the  Subsequent
            Mortgage  Loans,  the  Subsequent  Cut-Off  Date  (other  than  in respect of the payments  referred to in the following  paragraph), within two Business Days following  receipt  thereof (or otherwise on  or  prior  to  the  Closing  Date),  including  the  following
            payments  and   collections   received  or  made  by  it  (without
            duplication):

(i)   all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

(ii)  the aggregate Repurchase Price of the Mortgage Loans purchased by the
      Servicer pursuant to Section 3.15;

(iii) Net Liquidation Proceeds, net of any related Foreclosure Profit and all
      Subsequent Net Recovery Amounts;

(iv)  all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts
      required to be deposited in connection with the substitution of an
      Eligible Substitute Loan pursuant to the Purchase Agreement;

(v)   Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)  amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with respect to each Collection Period, the Servicer shall be  permitted  to retain  from  payments  in respect of  interest on the
Mortgage Loans,  the Servicing Fee for such Collection  Period.  The foregoing requirements  respecting  deposits to the Custodial Account are exclusive,  it being understood that,  without limiting the generality of the foregoing,  the
Servicer  need not  deposit  in the  Custodial  Account  amounts  representing
Foreclosure  Profits,  fees (including  annual fees) or late charge penalties, payable by Mortgagors  (such  amounts to be retained as  additional  servicing compensation in accordance with Section 3.09 hereof),  or amounts  received by the  Servicer  for the  accounts of  Mortgagors  for  application  towards the payment of taxes,  insurance  premiums,  assessments and similar items. In the event any amount not required to be deposited in the  Custodial  Account is so deposited,  the  Servicer  may at any  time  withdraw  such  amount  from  the
Custodial Account, any provision herein to the contrary  notwithstanding.  The
Servicer  shall  retain  all  Foreclosure  Profits  as  additional   servicing
compensation.

      The  Servicer,  in its sole  discretion,  may deposit into the Custodial
Account,  Servicer  Advances,  representing  installments  of  principal of or interest  on  Mortgage  Loans  that  were  delinquent  as of  the  end  of any
Collection Period,  provided that the Servicer  reasonably  believes that such amounts will be recoverable  from  Collections  on the related  Mortgage Loan.
If the  Servicer  makes any such  Servicer  Advances,  the  Servicer  shall be entitled to reimburse  itself by withdrawing  from the Custodial  Account,  as provided  herein,  any  amounts  so  advanced.  The  Servicer  may  cause  the institution  maintaining  the  Custodial  Account  to invest  any funds in the
Custodial  Account in  Permitted  Investments  (including  obligations  of the
Servicer or any of its Affiliates,  if such obligations  otherwise  qualify as
Permitted  Investments),  which  investments  shall  mature not later than the
Business  Day  preceding  the  next   succeeding   Payment  Date,   and  which
investments  shall not be sold or disposed of prior to maturity.  In addition, no such Permitted  Investment  shall be purchased at a price in excess of par.
Except  as  provided  above,  all  income  and  gain  realized  from  any such investment  shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of the principal amount of any such investments  shall be deposited in the Custodial  Account by the Servicer out of its own funds  immediately as realized.

(c)   The Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending
            remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in Permitted Investments, unless all such collections are remitted on a daily basis to the
            Servicer for deposit into the Custodial Account.

Section 3.03      Withdrawals  from  the  Custodial   Account.   The  Servicer
shall,  from  time to time as  provided  herein,  make  withdrawals  from  the
Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

(a)   on each  Determination  Date, the Servicer shall determine the aggregate amounts to be  withdrawn  from the  Custodial  Account and applied pursuant to Section  3.05(a) of the Indenture  and, prior to close of business on the Business Day prior to the related  Payment Date
            (provided,  however,  that  the  Indenture  Trustee  shall  not be required to invest any  amounts  deposited  into the Note  Payment
            Account  after 1:00 p.m.),  shall  withdraw  such amounts from the
            Custodial  Account and deposit  such amounts into the Note Payment
            Account,  Funding Account or Reserve  Sub-Account,  as applicable, to be  distributed  by the Paying Agent in accordance  with and in the  order  or  priority  set  forth  in  Section  3.05(a)  of the
            Indenture for such Payment Date, in accordance  with the Servicing
            Certificate;

(b)   to pay to itself any monthly payments received from the Mortgagors,  the amount of such payment  that  represents  interest  accrued on the related  Mortgage  Loan for any period prior to the Cut-Off  Date;
            prior to the commencement of the Rapid Amortization  Period,  from
            Principal  Collections  on the Mortgage  Loans,  and, if Principal
            Collections  are not  sufficient,  from Excess  Spread,  to pay to
            _________  the  amount  of any  Additional  Balances  as and  when created during the related  Collection  Period,  and, prior to the commencement  of the Managed  Amortization  Period,  to pay to the
            related  Seller  the  Purchase  Price of any  Subsequent  Mortgage
            Loans on the related Subsequent Transfer Date;

(c)   to the extent  deposited to the Custodial  Account,  to reimburse itself or the related  Subservicer for previously  unreimbursed  expenses incurred in maintaining  individual insurance policies pursuant to
            Section 3.04, or  Liquidation  Expenses,  paid pursuant to Section
            3.07 or  otherwise  reimbursable  pursuant  to the  terms  of this
            Agreement  (to the extent not payable  pursuant to Section  3.09), such  withdrawal  right  being  limited  to  amounts  received  on particular  Mortgage  Loans  (other than any  Repurchase  Price in respect  thereof) that represent  late  recoveries of the payments
            for  which  such   advances   were  made,   or  from  related  Net
            Liquidation  Proceeds  or the  proceeds  of the  purchase  of such
            Mortgage Loan;

(d)   to pay to itself out of each payment  received on account of interest on a Mortgage Loan as  contemplated  by Section 3.09, an amount equal to the related  Servicing  Fee and the Recovery Fee (to the extent not retained  pursuant to Section 3.02 or 3.07), and to pay to any
            Subservicer any subservicing fees not previously  withheld by such
            Subservicer;

(e)   to the extent  deposited in the Custodial  Account,  to pay to itself as additional  servicing  compensation any (i) interest or investment income earned on funds deposited in the Custodial  Account that it is  entitled to  withdraw  pursuant to Sections  3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

(f)   to pay to itself or a  Seller,  with  respect  to any  Mortgage  Loan or property  acquired in respect  thereof that has been  purchased or otherwise  transferred  to such  Seller,  the  Servicer  or  other entity,  all  amounts  received  thereon  and not  required  to be distributed  to  Securityholders  as of  the  date  on  which  the related Purchase Price or Repurchase Price is determined;

(g)   to withdraw any other amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

(h)   to pay to itself,  with  respect to any  Mortgage  Loan for which it has made a Servicer Advance of delinquent  principal or interest,  any
            previously   unreimbursed   Servicer   Advances  of  such  amounts
            theretofore  made to the extent of receipts of late  recoveries of such  payments  from the  related  Mortgagors,  out of related Net
            Liquidation  Proceeds  or the  proceeds  of the  purchase  of such
            Mortgage Loans;

(i)   to reimburse itself for the amount of any investment  earnings  advanced prior to  maturity  pursuant  to Section  5.01,  to the extent not reimbursed  from  earnings  received on the related  investment at maturity;

(j)   at its option, for so long as it is the sole  Certificateholder,  to pay to itself from  amounts  otherwise  required to be remitted to the
            Distribution  Account in accordance with  Section 3.05(a)(xvi)  of the Indenture,  all amounts  payable to it as a  Certificateholder on the related Payment Date, and

(k)   to reimburse  itself for Servicer  Advances of  delinquent  principal or interest  on a  Mortgage  Loan or  other  advances  that  are made pursuant to this  Agreement  that are not  reimbursed  pursuant to clauses (c) or (h) of this Section 3.03.

      Since,  in  connection  with  withdrawals  pursuant to clauses (c), (d),
(e),  (f)  and  (h),  the  Servicer's   entitlement   thereto  is  limited  to
collections  or other  recoveries on the related  Mortgage  Loan, the Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage
Loan basis,  for the purpose of justifying any  withdrawal  from the Custodial
Account  pursuant to such  clauses.  Notwithstanding  any other  provision  of this  Agreement,  the Servicer  shall be entitled to reimburse  itself for any
previously   unreimbursed  expenses  incurred  pursuant  to  Section  3.07  or otherwise  reimbursable  pursuant  to the  terms  of this  Agreement  that the
Servicer  determines  to be otherwise  nonrecoverable  (except with respect to any  Mortgage  Loan as to  which  the  Repurchase  Price  has been  paid),  by
withdrawal   from  the  Custodial   Account  of  amounts  on  deposit  therein
attributable  to the  Mortgage  Loans on any Business Day prior to the Payment
Date succeeding the date of such determination.

Section 3.04      Maintenance  of  Hazard  Insurance;   Property  Protection
Expenses.  To the  extent  permitted  under the  related  Loan  Agreement  and
Mortgage,  and to the  extent  the  Servicer  receives  notice  that a  hazard
insurance  policy  has  been  cancelled,   the  Servicer  shall  cause  to  be
maintained  for each  Mortgage  Loan hazard  insurance  naming the Servicer or related  Subservicer as loss payee thereunder  providing  extended coverage in an amount which is at least equal to the lesser of (i) the  maximum  insurable value of the  improvements  securing  such  Mortgage Loan from time to time or
(ii) the  combined  principal  balance  owing  on such  Mortgage  Loan and any mortgage  loan  senior to such  Mortgage  Loan  from  time to time;  provided, however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  The
Servicer  shall use its best  efforts  to monitor  that  hazard  insurance  is maintained  as  described  in the  previous  sentence in the same manner as it would for mortgage loans in its own  portfolio.  The Servicer shall also cause to be maintained on property  acquired  upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an  amount  which  is at least  equal to the  amount  necessary  to avoid  the application  of  any  co-insurance  clause  contained  in the  related  hazard insurance  policy.  Amounts  collected by the Servicer under any such policies
(other than amounts to be applied to the  restoration or repair of the related
Mortgaged  Property  or  property  thus  acquired  or amounts  released to the
Mortgagor in  accordance  with the  Servicer's  normal  servicing  procedures)
shall be  deposited  in the  Custodial  Account  to the  extent  called for by
Section  3.02.  In cases in which any  Mortgaged  Property  is  located at any time during the life of a Mortgage Loan in a federally  designated flood area, to the extent permitted under the related Loan Agreement and Mortgage,  and to the extent the Servicer  receives  notice that the related flood insurance has been  cancelled,  the  hazard  insurance  to be  maintained  for  the  related
Mortgage  Loan shall include flood  insurance (to the extent  available).  All such  flood  insurance  shall be in  amounts  equal to the  lesser  of (i) the amount required to compensate for any loss or damage to the related  Mortgaged
Property  on a  replacement  cost  basis and (ii) the  maximum  amount of such insurance  available  for such  Mortgaged  Property  under the national  flood insurance program (assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).  The Servicer shall use its best efforts to monitor such flood insurance as described in the previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The
Servicer  shall be under no obligation to require that any Mortgagor  maintain earthquake  or other  additional  insurance  and shall be under no  obligation itself to maintain  any such  additional  insurance  on  property  acquired in respect of a Mortgage Loan,  other than pursuant to such  applicable  laws and regulations  as  shall  at any time be in  force  and as  shall  require  such additional  insurance.  If the  Servicer  shall  obtain and maintain a blanket policy  consistent with its general  mortgage  servicing  activities  insuring against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have  satisfied its  obligations  as set forth in the first sentence of this  Section  3.04,  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related Mortgaged  Property a policy  complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy,  deposit in the
Custodial  Account the amount not otherwise  payable under the blanket  policy because of such deductible  clause.  Any such deposit by the Servicer shall be made on the last Business Day of the  Collection  Period in the month in which payments  under any such policy  would have been  deposited  in the  Custodial
Account.  In  connection  with its  activities  as  servicer  of the  Mortgage
Loans,  the Servicer  agrees to present,  on behalf of itself,  the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05      Modification   Agreements.   The  Servicer  or  the  related
Subservicer,  as the case may be, shall be entitled to (a) execute  assumption agreements,  substitution  agreements,  and  instruments  of  satisfaction  or cancellation  or of  partial  or  full  release  or  discharge,  or any  other document contemplated by this Agreement and other comparable  instruments with respect  to the  Mortgage  Loans and with  respect  to the  related  Mortgaged
Properties  (and the  Issuer and the  Indenture  Trustee  each shall  promptly execute any such  documents  on request of the  Servicer)  and (b) approve the granting of an easement thereon in favor of another Person,  any alteration or demolition of such Mortgaged  Properties or other similar  matters,  if it has determined,  exercising its good faith business judgment in the same manner as it  would  if it were  the  owner  of the  related  Mortgage  Loans,  that the security for, and the timely and full  collectability  of, such Mortgage Loans would not be adversely  affected  thereby.  A partial release pursuant to this
Section  3.05 shall be  permitted  only if the CLTV for the  related  Mortgage
Loan after such  partial  release  does not exceed the CLTV for such  Mortgage
Loan as of the related  Cut-Off  Date.  Any fee  collected  by the Servicer or the related  Subservicer  for processing  such request will be retained by the
Servicer or such Subservicer as additional servicing compensation.

Section 3.06      Trust Estate; Related Documents.

(a)   When  required by the  provisions of this  Agreement,  the Issuer or the
            Indenture  Trustee shall execute  instruments to release  property from the  terms of the Trust  Agreement,  Indenture  or  Custodial
            Agreement, as applicable,  or convey the Issuer's or the Indenture
            Trustee's   interest   in  the  same,   in  a  manner   and  under
            circumstances  that are not  inconsistent  with the  provisions of this  Agreement.  No party relying upon an instrument  executed by the Issuer or the  Indenture  Trustee as provided in this  Section
            3.06 shall be bound to  ascertain  the  Issuer's or the  Indenture
            Trustee's   authority,   inquire  into  the  satisfaction  of  any
            conditions precedent or see to the application of any moneys.

(b)   If from time to time any  written  assurance,  assumption  agreement  or
            substitution   agreement  or  other  similar  agreement  shall  be
            executed  pursuant to Section 3.05,  the Servicer shall check that each of such  documents  purports to be an original  executed copy
            (or a copy  of the  original  executed  document  if the  original executed  copy has been  submitted  for  recording and has not yet been  returned)  and, if so, shall file such  documents,  and upon
            receipt  of  the  original   executed  copy  from  the  applicable
            recording  office or receipt of a copy  thereof  certified  by the
            applicable   recording   office  shall  file  such   originals  or
            certified   copies,   with  the  Related  Documents  held  by  the
            Servicer.

(c)   Upon receipt of a Request for Release from the  Servicer,  substantially in the form of  Exhibit C hereto,  to the  effect  that a Mortgage
            Loan has been the subject of a final  payment or a  prepayment  in
            full  and  such  Mortgage   Loan  has  been   terminated  or  that
            substantially   all  Net  Liquidation   Proceeds  that  have  been
            determined  by the  Servicer  in  its  reasonable  judgment  to be finally  recoverable have been recovered,  and upon deposit to the
            Custodial  Account of such final  monthly  payment,  prepayment in full  together  with  accrued  and unpaid  interest to the date of
            such  payment  with   respect  to  such   Mortgage   Loan  or,  if
            applicable,   Net  Liquidation   Proceeds,   the  Custodian  shall
            promptly  release the Related  Documents  held by the Custodian to the  Servicer.  The  Indenture  Trustee shall execute such Related
            Documents,  along  with  such  documents  as the  Servicer  or the
            related  Mortgagor  may  request  to  evidence   satisfaction  and
            discharge of such  Mortgage  Loan,  upon request of the  Servicer.
            If from  time to time  and as  appropriate  for the  servicing  or foreclosure  of any  Mortgage  Loan,  the  Servicer  requests  the
            Custodian to release the Related  Documents  held by the Custodian
            and  delivers  to  the  Custodian  a  trust   receipt   reasonably
            satisfactory to the Custodian and signed by a Responsible  Officer
            of  the  Servicer,   the  Custodian  shall  release  such  Related
            Documents  to the  Servicer.  If  such  Mortgage  Loans  shall  be liquidated  and the  Custodian  receives  a  certificate  from the
            Servicer as provided  above,  then,  upon request of the Servicer, the Custodian shall release the trust receipt to the Servicer.

Section 3.07      Realization Upon Defaulted  Mortgage Loans.  With respect to any  Mortgage  Loan that comes into and  continues  in default,  the  Servicer shall decide  whether to (i) foreclose  upon the related  Mortgaged  Property,
(ii) write off the unpaid Principal  Balance thereof as bad debt, (iii) take a deed in lieu of  foreclosure,  (iv)  accept  a  short  sale (a  payoff  of the
Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor),  (v)
permit a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing
transactions   by  the  Mortgagor  not  involving  a  sale  of  the  Mortgaged
Property),  (vi) arrange for a repayment  plan,  (vii) agree to a modification in  accordance  with this  Agreement or (viii) take an unsecured  note in each case subject to the rights of any related  first Lien holder;  provided,  that in connection  with the foregoing,  if the Servicer has actual  knowledge that any Mortgaged  Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged  Property would not be commercially reasonable,  then the  Servicer  shall not cause the  Issuer or the  Indenture
Trustee  to acquire  title to such  Mortgaged  Property  in a  foreclosure  or similar  proceeding.  In connection  with such  decision,  the Servicer  shall follow  such  practices  (including,  in the case of any  default on a related senior  mortgage  loan,  the  advancing  of funds to correct  such  default if deemed to be  appropriate  by the  Servicer)  and  procedures as it shall deem necessary  or  advisable  and as  shall be  normal  and  usual in its  general mortgage  servicing  activities  and as shall be required or  permitted by the
Program Guide; provided,  that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in  connection  with any such  foreclosure or  attempted  foreclosure  which is not  completed or other  conversion  in a manner  that  is  consistent  with  the  provisions  of  this  Agreement.  The foregoing is subject to the proviso  that the  Servicer  shall not be required to expend  its own  funds in  connection  with any  foreclosure  or  attempted foreclosure  which is not  completed or towards the  correction of any default on a related senior  mortgage loan or  restoration  of any property  unless it
shall  determine  that  such   expenditure   will  increase  the  related  Net
Liquidation  Proceeds.  In the event of a  determination  by the Servicer that any such  expenditure  previously  made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds,  the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

      Notwithstanding any provision of this Agreement,  a Mortgage Loan may be deemed to be finally  liquidated if substantially  all amounts expected by the
Servicer to be received in connection therewith have been received;  provided, however,  that the Servicer may continue to pursue  recovery of such  Mortgage
Loan and any Recovery  Amount with respect to any such  Mortgage Loan shall be deposited  into the  Custodial  Account.  If the Servicer  continues to pursue recovery,  the Servicer  shall be entitled to the Recovery Fee with respect to that  Mortgage  Loan  and to be  reimbursed  for  any  Servicer  Advances  and expenses  from  Recovery  Amounts with respect to such Mortgage Loan as though such Mortgage Loan  continued to be an  Outstanding  Mortgage Loan  hereunder.
For  purposes  of  determining  the  amount of any Net  Liquidation  Proceeds,
Insurance  Proceeds or other  unscheduled  collections,  the Servicer may take into account  minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with such Mortgage Loan.

      In the  event  that  title to any  Mortgaged  Property  is  acquired  in foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate  of sale shall be issued to the  Indenture  Trustee,  which shall hold the same on behalf  of the  Issuer  in  accordance  with  Section  3.13 of the  Indenture.
Notwithstanding  any such acquisition of title and cancellation of the related
Mortgage Loan,  such Mortgaged  Property shall (except as otherwise  expressly provided  herein) be considered to be an outstanding  Mortgage Loan held as an asset  of the  Issuer  until  such  time  as  such  property  shall  be  sold.
Consistent with the foregoing for purposes of all calculations  hereunder,  so long as the related  Mortgage Loan shall be  considered  to be an  outstanding
Mortgage   Loan,   it  shall  be  assumed  that,   notwithstanding   that  the
indebtedness   evidenced  by  the  related  Loan  Agreement  shall  have  been discharged,  such Loan Agreement in effect at the time of any such acquisition of title before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any  moratorium or similar waiver or grace period will remain in effect.

      Any proceeds from foreclosure  proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery resulting from a collection of Net Liquidation  Proceeds or Insurance
Proceeds,  shall be applied in the  following  order of  priority:  first,  to reimburse  the Servicer or the related  Subservicer  in  accordance  with this
Section  3.07;  second,  to pay the  Servicer or the related  Subservicer  all
Servicing Fees payable  therefrom;  third,  to pay accrued and unpaid interest on such Mortgage  Loan, at the Net Loan Rate to the Payment Date on which such amounts  are to be  deposited  in the Note  Payment  Account  or  Distribution
Account;  and fourth,  as a recovery of principal on such Mortgage  Loan.  Any remaining amount shall constitute Foreclosure Profits.

Section 3.08      Issuer  and  Indenture  Trustee to  Cooperate.  On or before each Payment  Date,  the  Servicer  will notify the  Indenture  Trustee or the
Custodian,  with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding  Collection
Period.  Upon  receipt of payment  in full,  the  Servicer  is  authorized  to
execute,   pursuant  to  the  authorization  contained  in  Section  3.01,  an instrument of satisfaction  regarding the related  Mortgage,  which instrument of  satisfaction  shall be recorded by the Servicer if required by  applicable law and be delivered to the Person  entitled  thereto and to cause the removal from the  registration on the MERS® System of such Mortgage.  It is understood and agreed that any expenses  incurred in connection  with such  instrument of satisfaction  or transfer  shall be reimbursed  from amounts  deposited in the
Custodial  Account.  From time to time and as appropriate for the servicing or foreclosure  of any Mortgage Loan,  the Custodian  shall,  upon request of the
Servicer  and  delivery  to the  Custodian,  with a copy to the  Issuer,  of a
Request for  Release,  in the form  attached  hereto as Exhibit C, signed by a
Servicing Officer,  release or cause to be released the related Loan Agreement to the Servicer.  The Issuer or Indenture  Trustee shall promptly execute such documents,  in the forms  provided by the Servicer,  as shall be necessary for the  prosecution  of any such  proceedings  or the  taking of other  servicing actions.  Such trust receipt  shall  obligate the Servicer to return such Loan
Agreement  to the  Custodian  (as  specified  in such  receipt)  when the need therefor by the Servicer no longer  exists,  unless the Mortgage Loan shall be liquidated,  in which  case,  upon  receipt of a  certificate  of a  Servicing
Officer similar to that specified above,  such trust receipt shall be released to the Servicer.

      In order to  facilitate  the  foreclosure  of the Mortgage  securing any
Mortgage  Loan  that  is in  default  following  recordation  of  the  related
Assignment  of Mortgage in  accordance  with the  provisions  of the  Purchase
Agreement,  the  Indenture  Trustee or the Issuer  shall,  if so  requested in writing by the Servicer,  promptly  execute an  appropriate  assignment in the form  provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall  unambiguously  indicate that the  assignment  is for the purpose of collection  only),  and, upon such assignment,  such assignee for collection  will  thereupon  bring all required actions in its own name and otherwise  enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure
Profits,  received  with respect  thereto into the Custodial  Account.  In the event that all  delinquent  payments due under any such Mortgage Loan are paid by the  Mortgagor  and any other  defaults  are cured,  then the  assignee for collection  shall  promptly  reassign  such  Mortgage  Loan  to the  Indenture
Trustee  and return  all  Related  Documents  to the place  where the  related
Mortgage File was being maintained.

      In connection  with the Issuer's  obligation to cooperate as provided in this Section 3.08 and all other  provisions  of this  Agreement  requiring the
Issuer to  authorize  or permit any  actions  to be taken with  respect to the
Mortgage Loans,  the Indenture  Trustee,  as pledgee of the Mortgage Loans and as assignee of record of the Mortgage  Loans on behalf of the Issuer  pursuant to Section 3.13 of the Indenture,  expressly  agrees, on behalf of the Issuer, to take all such  actions on behalf of the Issuer and to promptly  execute and return all  instruments  reasonably  required by the  Servicer  in  connection therewith;  provided,  that  if  the  Servicer  requests  a  signature  of the
Indenture  Trustee,  on behalf of the Issuer,  then the Servicer shall deliver to the Indenture Trustee an Officer's  Certificate stating that such signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09      Servicing  Compensation;  Payment  of Certain  Expenses  by
Servicer.  The  Servicer  shall be entitled to receive  the  Servicing  Fee in accordance  with Section 3.03 as  compensation  for its services in connection with servicing the Mortgage  Loans.  Moreover,  late payment charges and other receipts not required to be  deposited in the  Custodial  Account as specified in Section  3.02 shall be retained by the  Servicer  as  additional  servicing compensation.  The Servicer shall be required to pay all expenses  incurred by it in  connection  with its  activities  hereunder  (including  payment of all other fees and expenses not expressly  stated  hereunder to be for the account of the  Securityholders),  including  the  fees  and  expenses  of  the  Owner
Trustee,  Indenture  Trustee and the  Custodian,  and shall not be entitled to reimbursement therefor.

Section 3.10      Annual  Statement  as  to  Compliance.   The  Servicer  will
deliver  to RAMP  and the  Indenture  Trustee  on or  before  the  earlier  of
(a) March  31 of each year or  (b) with  respect to any  calendar  year during which RAMP's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which  the  annual  report  on Form  10-K is  required  to be filed in accordance  with  the  Exchange  Act  and the  rules  and  regulations  of the
Commission,  a  servicer  compliance  certificate,  signed  by  an  authorized officer of the Servicer,  as described in Item 1123 of  Regulation  AB, to the effect that:

            (i)   A review of the Servicer's  activities  during the reporting period and of its  performance  under this Agreement has been made under such officer's supervision.

            (ii)  To the  best  of such  officer's  knowledge,  based  on such review,  the Servicer has  fulfilled all of its  obligations  under this
      Agreement in all materials respects  throughout the reporting period or, if there  has been a  failure  to  fulfill  any such  obligation  in any material  respect,  specifying  each such failure  known to such officer and the nature and status thereof.

      The Servicer shall use  commercially  reasonable  efforts to obtain from all other  parties  participating  in the  servicing  function any  additional certifications  required  under  Item  1123  of  Regulation  AB to the  extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.11      Annual  Servicing  Report.  On  or  before  the  earlier  of
(a) March  31 of each year or  (b) with  respect to any  calendar  year during which RAMP's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual  report is  required to be filed in  accordance  with the  Exchange  Act  and the  rules  and  regulations  of the  Commission,  the
Servicer at its expense shall cause a firm of independent public  accountants, which  shall  be  members  of  the  American  Institute  of  Certified  Public
Accountants,  to  furnish  a report  to RAMP  and the  Indenture  Trustee  the attestation  required under  Item 1122(b)  of Regulation AB. In rendering such statement,  such firm may rely, as to matters relating to the direct servicing
of  mortgage   loans  by   Subservicers,   upon   comparable   statements  for
examinations  conducted by independent  public  accountants  substantially  in accordance with standards  established by the American  Institute of Certified
Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers..

Section 3.12      Access to Certain  Documentation and Information  Regarding
the Mortgage Loans.  Whenever required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee,  reasonable access to the  documentation  regarding  the  Mortgage  Loans.  Such access  shall be afforded  without charge,  but only upon reasonable  request and during normal business  hours at the offices of the Servicer.  Nothing in this  Section 3.12 shall  derogate from the  obligation of the Servicer to observe any applicable law  prohibiting  disclosure  of  information  regarding  Mortgagors,  and the failure of the Servicer to provide  access as provided in this Section 3.12 as a result of such  obligation  shall not  constitute  a breach of this  Section
3.12.

Section 3.13      Maintenance of Certain  Servicing  Insurance  Policies.  The
Servicer shall, during the term of its service as servicer,  maintain in force and  effect  (i) a  policy  or  policies  of  insurance  covering  errors  and omissions in the  performance  of its  obligations  as Servicer  hereunder and
(ii) a  fidelity  bond in respect of its officers,  employees or agents.  Each such  policy or  policies  and  fidelity  bond shall be at least  equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  for Persons  performing  servicing for mortgage  loans  purchased by such entity.

Section 3.14      Information  Required by the Internal  Revenue  Service and
Reports of Foreclosures and Abandonments of Mortgaged  Property.  The Servicer
shall  prepare and deliver all  federal  and state  information  reports  with respect to the  Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws. In particular,  with respect to the  requirement under  Section  6050J  of  the  Code  to  the  effect  that  the  Servicer  or
Subservicer  shall  make  reports  of  foreclosures  and  abandonments  of any
mortgaged   property  for  each  year  beginning  in  [  ],  the  Servicer  or
Subservicer shall file reports relating to each instance  occurring during the previous  calendar  year in which the  Servicer  (a) on behalf of the  Issuer, acquired an interest in any Mortgaged  Property  through  foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or
(b)  knew  or had  reason  to  know  that  any  Mortgaged  Property  had  been abandoned.  The reports from the Servicer or Subservicer  shall be in form and substance  sufficient  to meet the reporting  requirements  imposed by Section
6050J and Section 6050H (reports  relating to mortgage  interest  received) of the Code.

Section 3.15      Optional Repurchase or Transfer of Mortgage Loans.

(a)   Notwithstanding  any  provision  in Section  3.07 to the  contrary,  the
            Servicer,   at  its  option  and  in  its  sole  discretion,   may
            repurchase  any Mortgage  Loan that is  delinquent in payment by a period of ninety  (90)  days or  longer  for a price  equal to the
            Repurchase  Price,  provided that any such repurchase  shall occur only during the 60-day  period  commencing on the first day of the next calendar month.

(b)   The Servicer  shall  repurchase  any Mortgage  Loan for a price equal to the  Repurchase  Price (i) if the related  Mortgage did not have a
            Lien  senior to it as of the  related  Cut-Off  Date,  and, at the request of the related  Mortgagor,  the Servicer at its option and in its sole  discretion  agrees to the  placement of a Lien on the related  Mortgaged  Property  senior to that of such  Mortgage  or
            (ii) at the request of the  Mortgagor,  the Servicer at its option and in its sole  discretion  agrees to an  increase  in the Credit
            Limit  above  the  Credit  Limit of such  Mortgage  Loan as of the related  Cut-Off  Date or (iii) at the  request of the  Mortgagor, the  Servicer at its option and in its sole  discretion  agrees to the  refinancing  of the  Lien  senior  to  that  of  the  related
            Mortgage  resulting in a CLTV that does not satisfy the conditions set forth in Section 3.01(a) herein.

(c)   Subject to the  conditions set forth below,  the Servicer,  upon receipt of written notice and direction  from the Issuer,  shall cause the retransfer  of Mortgage  Loans from the Trust Estate to the Issuer as of the  close of  business  on a Payment  Date  (the  "Transfer
            Date").  On the fifth  Business Day (the  "Transfer  Notice Date")
            prior  to  the  Transfer  Date  designated  in  such  notice,  the
            Servicer  shall give the Indenture  Trustee,  the Rating  Agencies and  the  Enhancer  a  notice  of  the  proposed  retransfer  that contains a list of the Mortgage  Loans to be  retransferred.  Such
            retransfers   of   Mortgage   Loans   shall  be   permitted   upon
            satisfaction of the following conditions:

(i)   No Rapid Amortization Event has occurred;

(ii)  On the Transfer  Date,  the  Overcollateralization  Amount (after giving effect to the  removal  from the  Trust  Estate  of the  Mortgage  Loans
      proposed   to   be    retransferred)    will   equal   or   exceed   the
      Overcollateralization Target Amount;

(iii) The  retransfer  of any Mortgage  Loans on any Transfer  Date during the
      Managed  Amortization  Period shall not, in the reasonable belief of the
      Servicer,  cause a Rapid  Amortization  Event to occur or an event which with  notice  or  lapse  of  time  or  both  would  constitute  a  Rapid
      Amortization Event;

(iv)  On or before the Transfer  Date,  the Servicer  shall have  delivered to the Indenture  Trustee a revised Mortgage Loan Schedule showing that the
      Mortgages  Loans  transferred  to the  Certificateholders  are no longer owned by the Trust Estate;

(v)   The Servicer  shall  represent and warrant that the Mortgage Loans to be removed from the Trust  Estate were  selected at random and the Servicer shall have  received the consent of the Enhancer as to the  selection of the particular Mortgage Loans to be removed; and

(vi)  The  Servicer  shall have  delivered  to the  Indenture  Trustee and the
      Enhancer an officer's  certificate  certifying  that the items set forth in subparagraphs (i) through (v), inclusive,  have been performed or are true  and  correct,  as the  case  may be.  The  Indenture  Trustee  may conclusively rely on such officer's  certificate,  shall have no duty to make  inquiries  with regard to the matters set forth  therein and shall incur no liability in so relying.

      The  Servicer  shall not be permitted  to effect the  retransfer  of any
Mortgage Loan except under the  conditions  specified  above.  Upon  receiving the  requisite  notice and  direction  from the  Issuer,  the  Servicer  shall perform in a timely  manner  those acts  required of it, as  specified  above.
Upon satisfaction of the above conditions,  on the Transfer Date the Indenture
Trustee  shall  deliver,  or cause to be  delivered,  to the  Issuer a written itemization  of each  Mortgage  Loan  being  transferred,  together  with  the
Mortgage File for each such  Mortgage  Loan,  and the Indenture  Trustee shall execute  and  deliver  to the  Issuer or its  designee  such  other  documents prepared by the Servicer as shall be  reasonably  necessary  to transfer  such
Mortgage  Loans to the  Certificateholders.  Any such  transfer  of the  Trust
Estate's  right,  title and interest in and to Mortgage Loans shall be without recourse,  representation  or warranty by or of the  Indenture  Trustee or the
Trust Estate to the Issuer or its designee.

Section 3.16      Funding Account.

(a)   No later than the Closing Date,  the Indenture  Trustee shall  establish and  maintain  on behalf of itself  one or more  segregated  trust accounts,  which  shall  be  Eligible  Accounts,  titled  "Funding
            Account,  _________________,  as Indenture Trustee for Home Equity
            Loan  Trust  [ ]-[  ]"  (the  "Funding  Account").  The  Indenture
            Trustee shall establish  within the Funding Account a sub-account, titled  "Reserve  Sub-Account,"  as set forth in  Section  3.17 of
            this  Agreement.   On  each  Payment  Date  during  the  Revolving
            Period,  the Servicer  shall  withdraw from the Custodial  Account and  deposit  into  the  Funding  Account  (but  not  the  Reserve
            Sub-Account)  the  aggregate   amount  of  Principal   Collections
            remaining  after  the  purchase  of  all  Additional  Balances  or
            Subsequent Mortgage Loans on or prior to such Payment Date.

(b)   The Servicer may cause the  institution  maintaining the Funding Account to invest any funds  therein  in  Permitted  Investments  having a maturity of up to 90 days or maturing or otherwise  available  not later than the Business Day preceding the related  Payment Date on which funds are  scheduled to be withdrawn to purchase  Subsequent
            Mortgage Loans; provided,  that any investment in an obligation of the  institution  with which the Funding Account is maintained may mature on or before  10:30 a.m.,  New York time,  on such  Payment
            Date; and provided  further,  that no such  investment may be sold or disposed of prior to maturity.  In addition,  no such Permitted
            Investment  shall be  purchased  at a price in excess  of par.  At any time when the  Indenture  Trustee is  maintaining  the Funding
            Account,  any request by the  Servicer to invest  funds on deposit therein shall be in writing,  delivered to the  Indenture  Trustee at or before 10:30 a.m.,  New York time, if such  investment is to be  made  on  such  day.  The  Servicer  shall  certify  that  the requested  investment  is a  Permitted  Investment  maturing at or prior to the time required  hereby.  Any such investment  shall be registered  in the name of the  Indenture  Trustee or its nominee, and to the extent that any such investment is  certificated,  such investment  shall be maintained with the Indenture  Trustee at its
            Corporate  Trust  Office.  All net income or other  gain  received from any such  investment  shall be deposited  into or credited to the Note Payment Account.

(c)   From time to time withdrawals shall be made from the Funding Account by the Servicer as follows:

(i)   on each  Payment  Date  during  the  Revolving  Period,  any  amounts on deposit  in the  Funding  Account,  including  Excess  Spread,  shall be withdrawn and applied, to the extent available, in the following order:

(A)   to  _____________,  as payment for  Additional  Balances,  if any, in an amount equal to (1) the  aggregate of all Draws during the related
            Collection  Period or (2) if the Servicer  has applied  amounts on
            deposit   in  the   Custodial   Account   representing   Principal
            Collections   received  during  such  Collection   Period  to  the
            purchase  of  Additional  Balances,  the  excess,  if any,  of the aggregate of all Draws during the related  Collection  Period over
            Principal Collections for such Collection Period; and

(B)   to each Seller, as payment for Subsequent  Mortgage Loans, if any, in an amount equal to (1) the  aggregate  Principal  Balance of all such
            Subsequent  Mortgage  Loans  purchased from such Seller during the related  Collection  Period  or (2) if the  Servicer  has  applied
            amounts  on  deposit  in  the   Custodial   Account   representing
            Principal  Collections  for  such  Collection  Period  toward  the purchase of Subsequent  Mortgage Loans, the excess, if any, of the aggregate  Principal Balance of all such Subsequent Mortgage Loans purchased from such Seller over such Principal Collections;

(ii)  on the last  Payment  Date  during the  Revolving  Period,  any  amounts remaining  on deposit  in the  Funding  Account,  if any,  after  giving effect to clause (i) above,  shall be  deposited  into the Note  Payment
      Account for payment to the  Noteholders  pursuant to Section 3.05 of the
      Indenture.

Section 3.17      Reserve Sub-Account.

(a)   On or after the Closing Date, the Indenture  Trustee shall establish and maintain a  sub-account  within the Funding  Account (the "Reserve
            Sub-Account").  On each Business Day following each  Determination
            Date,  the  Servicer,  in  accordance  with  the  requirements  of
            Sections  3.05(a),  3.05(b)  and 3.05(c) of the  Indenture,  shall determine the amount,  if any, to be withdrawn  from the Custodial
            Account and deposited into the Reserve  Sub-Account.  From time to time  withdrawals  shall be made from the Reserve  Sub-Account  by the  Indenture  Trustee in the  amounts and for the  purposes  set forth in Sections  3.05(a),  3.05(b) and 3.05(c) of the Indenture.
            In addition,  if a Funding  Event has occurred  during the Managed
            Amortization  Period, any amount in the Reserve Sub-Account may be applied to purchase  Subsequent  Mortgage  Loans in the manner set forth in the Purchase  Agreement.  Funds on deposit in the Reserve
            Sub-Account   may  be  invested  in   Permitted   Investments   in
            accordance with Section 3.16(b) hereof.

Section 3.18      [Pre-Funding Account.

      (a)   No later  than the  Closing  Date,  the  Indenture  Trustee  shall establish  and  maintain  on  behalf of itself  one or more  segregated  trust accounts,  which  shall be Eligible  Accounts,  titled  "Pre-Funding  Account,
_____________,  as  Indenture  Trustee  for Home  Equity  Loan  Trust [ ]-[ ]"
(the  "Pre-Funding  Account").  On the Closing Date,  __________ shall deposit into the  Pre-Funding  Account  an  amount  equal to the  Original  Pre-Funded
Amount from the  proceeds of the sale of the  Securities.  On each  Subsequent
Transfer Date,  the Servicer  shall instruct the Indenture  Trustee in writing to withdraw  from the  Pre-Funding  Account an amount  equal to the  aggregate
Principal Balance as of the related  Subsequent Cut-Off Date of the Subsequent
Mortgage  Loans to be sold to the Trust on such  Subsequent  Transfer Date and purchased with funds on deposit in the  Pre-Funding  Account,  and to pay such amount  to or upon  the  order  of  ______________  upon  satisfaction  of the conditions set forth in this Agreement,  in the Purchase  Agreement and in the related Subsequent Transfer Agreement with respect thereto.

      (b)   If the  Pre-Funded  Amount  has not  been  reduced  to zero at the close of  business on the last day of the  Pre-Funding  Period,  after  giving effect to any  withdrawal  therefrom  on such day,  any  remaining  Pre-Funded
Amount  shall be  deposited  in the Note  Payment  Account  and  applied  as a principal  distribution  on the Notes on the next  succeeding  Payment Date in accordance  with the terms of the  Indenture;  provided  that up to $50,000 of such amount may be deposited in the Funding Account.

      (c)   The   Servicer   may  cause  the   institution   maintaining   the
Pre-Funding  Account to invest  any funds  therein  in  Permitted  Investments having a maturity  of up to 90 days or  maturing or  otherwise  available  not later than the Business Day preceding the related  Payment Date on which funds
are  scheduled  to  be  withdrawn  to  purchase   Subsequent  Mortgage  Loans;
provided,  that any investment in an obligation of the institution  with which the Pre-Funding  Account is maintained may mature on or before 10:30 a.m., New
York  time,  on  such  Payment  Date;  and  provided  further,  that  no  such investment  may be sold or  disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be  purchased  at a price in excess of par.
Notwithstanding  the  foregoing,  in the event  investment  earnings  have not matured on any Payment Date,  the amount of such  earnings  accrued as of such
Payment  Date shall be advanced  by the  Servicer  for  deposit  into the Note
Payment  Account  (which advance shall be reimbursed to the Servicer from such investment  earnings at maturity).  At any time when the Indenture  Trustee is maintaining  the  Pre-Funding  Account,  any request by the Servicer to invest funds on deposit  therein  shall be in  writing,  delivered  to the  Indenture
Trustee at or before 10:30 a.m.,  New York time,  if such  investment is to be made on such day. The Servicer  shall  certify that the  requested  investment is a Permitted  Investment  maturing at or prior to the time required  hereby.
Any such investment  shall be registered in the name of the Indenture  Trustee or its nominee,  and to the extent that any such  investment is  certificated, such  investment  shall  be  maintained  with  the  Indenture  Trustee  at its
Corporate  Trust  Office.  All net income or other gain received from any such investment  shall be deposited  into or credited to the Note Payment  Account, and  may  be  withdrawn  therefrom  in  accordance  with  Section 3.05  of the
Indenture.  The amount of any  losses  incurred  in  respect of the  principal amount of any such investments  shall be deposited in the Pre-Funding  Account by the Servicer  out of its own funds  immediately  as  realized.  In no event shall the Indenture  Trustee be liable for any investment  losses on Permitted
Investments  held in or credited to the  Pre-Funding  Account,  provided  that such  investments are made in accordance with the provisions of this Agreement and the Indenture Trustee is not the obligor under the Permitted Investment.]

Section 3.19      [Capitalized Interest Account.

      (a)   No later  than the  Closing  Date,  the  Indenture  Trustee  shall establish  and  maintain  on  behalf of itself  one or more  segregated  trust accounts,  which  shall be Eligible  Accounts,  titled  "Capitalized  Interest
Account,  _______________,  as  Indenture  Trustee  for Home Equity Loan Trust
[  ]-[  ]"  (the  "Capitalized  Interest  Account").   The  Indenture  Trustee
shall, promptly upon receipt,  deposit in the Capitalized Interest Account and retain therein the Interest  Coverage Amount.  If the Indenture  Trustee shall not have received an investment direction from  ______________,  the Indenture
Trustee shall invest funds on deposit in the Capitalized  Interest  Account in
Permitted  Investments  of the kind  described in clause (v) of the definition of  Permitted  Investments  having  a  maturity  date no  later  than the next succeeding  Payment Date. In addition,  no such Permitted  Investment shall be purchased  at a price in excess of par.  The  Servicer  shall be  entitled  to retain any  investment  earnings  on  amounts  on  deposit in the  Capitalized
Interest  Account and shall deposit into the Capitalized  Interest Account the amount of any net loss  incurred in respect of any such  Permitted  Investment immediately  upon  realization of such loss without any right of reimbursement therefor.  The  Servicer  shall  be  the  owner  of the  Capitalized  Interest
Account and shall report all items of income,  deduction, gain or loss arising therefrom.

      (b)   On each  Payment  Date  during the  Pre-Funding  Period and on the
Payment  Date  immediately  after  the  end of  the  Pre-Funding  Period,  the
Indenture  Trustee,  at the written direction of the Servicer,  shall withdraw from the  Capitalized  Interest  Account  and  deposit  into the Note  Payment
Account  an amount  equal to the  Capitalized  Interest  Requirement  for such
Payment Date.

      (c)   In connection with each Subsequent  Transfer Date occurring in the
Pre-Funding Period, the Servicer,  at its option, may recalculate the Interest
Coverage  Amount taking into account the amount  remaining in the  Pre-Funding
Account  following the sale of Subsequent  Mortgage Loans to the Trust on such date.  The  recomputed  Interest  Coverage  Amount  shall be not less than the amount  necessary  to cover  the  Capitalized  Interest  Requirement  for each remaining  Payment  Date in the  Pre-Funding  Period.  On any such  Subsequent
Transfer Date,  ______________ shall instruct in writing the Indenture Trustee to pay to it from funds in the Capitalized  Interest Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount.

      (d)   Upon the  earlier of (i)  termination  of the Trust  Agreement  in accordance with  Section 8.01  thereof and (ii) the Payment Date following the end  of the  Pre-Funding  Period,  any  amount  remaining  on  deposit  in the
Capitalized  Interest Account shall be withdrawn by the Indenture  Trustee and paid to ______________.]

Section 3.20      Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
Modification Agreements; Certain Assignments.

(a)   When any Mortgaged  Property is conveyed by the Mortgagor,  the Servicer
            or   Subservicer,   to  the  extent  it  has   knowledge  of  such
            conveyance,  shall enforce any due-on-sale clause contained in any
            Loan  Agreement  or  Mortgage,   to  the  extent  permitted  under
            applicable  law  and  governmental  regulations,  but  only to the
            extent  that  such   enforcement  will  not  adversely  affect  or
            jeopardize   coverage   under  any  Required   Insurance   Policy.
            Notwithstanding the foregoing:

(i)   the  Servicer  shall not be deemed to be in default  under this  Section
      3.20(a) by reason of any  transfer or  assumption  which the Servicer is restricted by law from preventing; and

(ii)  if the  Servicer  determines  that  it is  reasonably  likely  that  any
      Mortgagor will bring,  or if any Mortgagor  does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause contained in any Loan  Agreement or Mortgage,  the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject to the Servicer's duty to enforce any due-on-sale  clause to the extent  set  forth  in  Section  3.20(a),  in any  case in which a
            Mortgaged  Property is to be conveyed to a Person by a  Mortgagor, and such  Person is to enter into an  assumption  or  modification agreement or  supplement to the Loan  Agreement or Mortgage  which requires  the  signature  of  the  Indenture  Trustee,  or  if  an instrument of release signed by the Indenture  Trustee is required releasing the Mortgagor  from  liability on the Mortgage Loan, the
            Servicer  is  authorized,  subject  to  the  requirements  of  the sentence next following,  to execute and deliver, on behalf of the
            Indenture  Trustee,  the  assumption  agreement with the Person to
            whom  the   Mortgaged   Property  is  to  be  conveyed   and  such
            modification  agreement  or  supplement  to the Loan  Agreement or
            Mortgage or other  instruments  as are  reasonable or necessary to carry  out  the  terms  of  the  Loan  Agreement  or  Mortgage  or
            otherwise   to  comply   with  any   applicable   laws   regarding
            assumptions  or the  transfer  of the  Mortgaged  Property to such
            Person.  The Servicer  shall  execute and deliver  such  documents only  if it  reasonably  determines  that  (i) its  execution  and delivery  thereof will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the
            Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any
            required  consents  of  insurers  under  any  Required   Insurance
            Policies  have been  obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) such transaction  will not  adversely  affect  the  coverage  under any
            Required  Insurance  Policies,  (B) the  Mortgage  Loan will fully amortize over the remaining term thereof,  (C) no material term of the Mortgage  Loan  (including  the interest  rate on the Mortgage
            Loan) will be altered  nor will the term of the  Mortgage  Loan be
            changed  and  (D)  if  the   seller/transferor  of  the  Mortgaged
            Property is to be released  from  liability on the Mortgage  Loan, such release will not (based on the  Servicer's  or  Subservicer's good faith  determination)  adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate  instructions  from the  Servicer in  accordance  with the  foregoing,  the  Indenture
            Trustee  shall  execute  any   necessary   instruments   for  such
            assumption or  substitution of liability as directed in writing by the Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Servicer shall cause the originals or true and correct  copies of the assumption  agreement,  the release (if any), or the  modification  or supplement to the Loan Agreement or
            Mortgage  to  be  delivered  to  the  Indenture   Trustee  or  the
            Custodian and  deposited  with the Mortgage File for such Mortgage
            Loan.   Any  fee   collected  by  the  Servicer  or  such  related
            Subservicer  for entering into an assumption  or  substitution  of liability  agreement  will be  retained  by the  Servicer  or such
            Subservicer as additional servicing compensation.

Section 3.21      Advance Facility.

(a)   The  Servicer  is  hereby  authorized  to enter  into any  facility  (an
            "Advance  Facility") with any Person (any such Person, an "Advance
            Facility Counterparty"),  without the consent of any party to this
            Agreement or the  Enhancer,  which  provides that the Servicer may pledge  or  sell  its  rights  to  receive  reimbursement  of  any advances  made by the  Servicer  in  respect  of draws for  HELOCs
            ("HELOC  Advances")  and any  Servicer  Advances  pursuant to this
            Agreement  ("Advance  Reimbursement  Rights")  pursuant  to credit
            facilities,   repurchase   facilities,   or   similar   facilities
            providing  liquidity for the funding of the HELOC Advances and the
            Servicer  Advances.  Notwithstanding  the existence of any Advance
            Facility,  the Servicer  shall remain  obligated  pursuant to this
            Agreement  to make any  HELOC  Advance  or  Servicer  Advances  as required  by this  Agreement,  and shall not be  relieved  of such obligations by virtue of such Advance Facility.

(b)   If the Servicer enters into an Advance  Facility,  and for so long as an
            Advance   Facility   Counterparty   remains  entitled  to  receive
            reimbursement  for any Servicer Advances  ("Advance  Reimbursement
            Amount"),   then  the  Servicer   shall   identify   such  Advance
            Reimbursement   Amount   as   received,   consistently   with  the
            reimbursement   rights  set  forth  in   Sections   3.03  of  this
            Agreement,  and shall remit such Advance  Reimbursement  Amount in
            accordance  with  the   documentation   establishing  the  Advance
            Facility to such Advance  Facility  Counterparty  or to a trustee, agent or custodian (an "Advance Facility  Trustee")  designated by
            such   Advance   Facility   Counterparty.    Notwithstanding   the
            foregoing,  if so  required  pursuant  to the terms of the Advance
            Facility,  the Servicer may withdraw from the Custodial Account or direct the Indenture Trustee to withdraw,  as applicable,  and the
            Servicer  shall,  or if so  directed,  the  Indenture  Trustee  is hereby  authorized  to  and  shall  pay to  the  Advance  Facility
            Counterparty   or  the  Advance   Facility   Trustee  the  Advance
            Reimbursement   Amount   identified   pursuant  to  the  preceding
            sentence.

(c)   The Advance  Reimbursement  Amount  shall  consist  solely of amounts in respect of Servicer  Advances  made with  respect to the  Mortgage
            Loans for which  the  Servicer  would be  permitted  to  reimburse itself in accordance  with this  Agreement,  assuming the Servicer
            had   made   the   related   Servicer   Advances.    Any   Advance
            Reimbursement  Amount  that  the  Servicer,  in  its  capacity  as
            Servicer,  is  entitled  to be  paid  shall  not  be  included  in distributions  to Noteholders.  An Advance  Facility  Counterparty
            whose  obligations are limited to the making of Servicer  Advances will not be deemed to be a Subservicer  under this Agreement or be required to meet the criteria for  qualification  as a Subservicer under this Agreement.

(d)   Any  Advance   Reimbursement  Amount  allocated  to  reimburse  Servicer
            Advances made with respect to any  particular  Mortgage Loan shall be allocated to the  reimbursement  of the  unreimbursed  Servicer
            Advances  made with respect to that  Mortgage Loan on a "first-in, first out"  ("FIFO")  basis,  such that the Advance  Reimbursement
            Amount  shall be applied to  reimburse  the  Servicer  Advance for that Mortgage Loan that was disbursed  earliest in time first, and to reimburse the Servicer  Advance for that Mortgage Loan that was disbursed  latest in time,  last.  The Servicer  shall  provide to the related  Advance  Facility  Counterparty  or Advance  Facility
            Trustee  loan-by-loan  information  with  respect to each  Advance
            Reimbursement   Amount   remitted   to   such   Advance   Facility
            Counterparty or Advance  Facility  Trustee,  to enable the Advance
            Facility  Counterparty  or  Advance  Facility  Trustee to make the
            FIFO  allocation  of each such Advance  Reimbursement  Amount with
            respect  to  each  Mortgage   Loan.   HELOC   Advances   shall  be
            reimbursed  as funds are received and available to be disbursed in
            reimbursement   for  any  HELOC  Advance  pursuant  to  the  Basic
            Documents.  The  Servicer  shall  provide to the  related  Advance
            Facility  Counterparty or Advance  Facility  Trustee  loan-by-loan information  with respect to each HELOC  Advance  remitted to such
            Advance Facility Counterparty or Advance Facility Trustee.

(e)   Upon request of the Servicer,  the Indenture  Trustee  agrees to execute
            such   acknowledgments,    certificates,   and   other   documents
            recognizing the interests of any Advance Facility  Counterparty in such Advance  Reimbursement Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

                                  ARTICLE IV

                            Servicing Certificate

Section 4.01      Statements to Securityholders.

(a)   With respect to each Payment  Date,  on the Business Day  following  the
            related   Determination  Date,  the  Servicer  shall  forward  the
            Servicing  Certificate to the Indenture Trustee, and the Indenture
            Trustee,  pursuant to Section  3.26 of the  Indenture,  shall make such Servicing  Certificate  available to each  Certificateholder, each Noteholder,  RAMP, the Owner Trustee,  the Certificate Paying
            Agent,  each  Rating  Agency  and  the  Enhancer.   The  Servicing
            Certificate  shall set forth the following  information  as to the
            Notes and Certificates, to the extent applicable:

(i)   the  aggregate   amount  of  (a) Interest   Collections,   (b) Principal
      Collections  (and,  with  respect to any  Payment  Date  relating to the
      Managed    Amortization    Period,    Net    Principal     Collections),
      (c) Substitution  Adjustment  Amounts  and (d)  Excess  Spread,  for the
      related Collection Period;

(ii)  the amount of such  distribution as principal to the Noteholders of each
      Class of Notes;

(iii) the amount of such  distribution  as interest to the Noteholders of each
      Class of Notes,  the  amount  thereof,  if any,  payable  in  respect of unpaid Interest  Shortfalls,  and the amount of any Interest  Shortfalls and Relief Act Shortfalls for the related Payment Date;

(iv)  each  Policy  Draw  Amount,  if  any,  for  such  Payment  Date  and the aggregate  amount  of  prior  draws  on the  Policy  thereunder  not yet reimbursed;

(v)   the amount of such distribution to the Certificateholders;

(vi)  the amount of any  Additional  Balance  Increase  Amount  payable to the
      Certificateholders;

(vii) the  aggregate  Principal  Balance  of  the  Mortgage  Loans  as of  the
      beginning and as of the end of the related Collection Period;

(viii)      the number and  aggregate  Principal  Balances of  Mortgage  Loans
      (a) as to which the  Minimum  Monthly  Payment is  delinquent  for 30-59 days, 60-89 days,  90-119 days,  120-149 days,  150-179 days and greater than 180 days,  respectively,  (b) the  related  Mortgaged  Property  of which  has  been  foreclosed  upon  and  (c) as  to  which  the  related
      Mortgaged  Property has become REO Property,  in each case as of the end
      of  the  related  Collection  Period;   provided,   however,  that  such
      information  shall not be  provided  on the  statements  relating to the first Payment Date;

(ix)  the  number  and   aggregate   Principal   Balance  of  Mortgage   Loans
      repurchased  pursuant  to Section  3.15(a)  herein  during  the  related
      Collection Period;

(x)   the Net WAC Rate for the related Collection Period;

(xi)  prior to the second  Determination  Date following the  commencement  of the Rapid  Amortization  Period,  the  aggregate  amount  of  Additional
      Balances  created during the related  Collection  Period and conveyed to the Issuer prior to the commencement of such Rapid Amortization Period;

(xii) the  aggregate  Liquidation  Loss  Amounts  with  respect to the related
      Collection  Period,  the amount  distributed as principal to Noteholders or paid to the Funding  Account in respect of  Liquidation  Loss Amounts and the aggregate of the Liquidation  Loss Amounts (minus any Subsequent
      Net Recovery  Amounts) from all Collection  Periods to date expressed as dollar  amount  and  as a  percentage  of  the  aggregate  Cut-Off  Date
      Principal Balances of the Mortgage Loans;

(xiii)      the  aggregate  Note  Balance  of  each  Class  of  Notes  and the
      Certificate  Balance  of each  Class of the  Certificates  after  giving effect to the distribution of principal on such Payment Date;

(xiv) the balance of the Pre-Funding  Account,  Capitalized  Interest Account,
      Funding  Account and the Reserve  Sub-Account as of the beginning and as of the end of the related Collection Period;

(xv)  the  Percentage  Interest  applicable to each of the  Securities,  after application of payments made on such Payment Date;

(xvi) the   Overcollateralization   Amount  as  of  the  end  of  the  related
      Collection  Period and whether the Excess Spread Test is satisfied as of the end of the related Collection Period;

(xvii)      the  aggregate  Principal  Balance of  Subsequent  Mortgage  Loans
      transferred to the Trust Estate during the related Collection Period;

(xviii)     the applicable Record Date, Determination Date and Payment Date;

(xix) the aggregate  amount of payments  received with respect to the Mortgage
      Loans including prepayment amounts;

(xx)  the Servicing Fee payable to the Servicer;

(xxi) the amount of any other fees and expenses  paid, and the identity of the party receiving such fees or expenses;

(xxii)      the  amount,  terms and  general  purpose  of any  Advance  by the
      Servicer  pursuant  to  Section 3.02   hereof  and  the  amount  of  all
      Servicing  Advances  that  have been  reimbursed  during  the  preceding
      Collection Period; and

(xxiii)     any material modifications,  extensions or waivers to the terms of
      the  Mortgage   Loans  during  the   Collection   Period  or  that  have
      cumulatively become material over time.

      In the case of information  furnished pursuant to clauses (ii) and (iii)
above,  the amounts shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $25,000 denomination per Note and with a denomination equal to a 100% Percentage Interest per Certificate.

      If a Rapid  Amortization  Event or a Servicing  Default shall occur,  on the Business Day following the related  Determination Date, the Servicer shall forward to the  Indenture  Trustee a statement to such effect,  including  the nature  of such  Rapid  Amortization  Event  or  Servicing  Default.  Upon the
Servicer's  becoming aware of any Early Amortization Event, the Servicer shall forward to the  Indenture  Trustee a statement to such effect,  including  the nature of such Early Amortization  Event. The Indenture  Trustee,  pursuant to
Section 3.26 of the Indenture,  shall deliver or cause to be delivered by mail to each  Certificateholder,  each  Noteholder,  the Enhancer,  RAMP, the Owner
Trustee,  the Certificate Paying Agent and each Rating Agency,  notice of such
Rapid  Amortization  Event,  Early  Amortization  Event or Servicing  Default,
including the nature  thereof.  Such statement may be included in, or separate from, the regular statement made available to Securityholders.

      The Indenture  Trustee will make the Servicing  Certificate (and, at its
option,   any  additional   files   containing  the  same  information  in  an
alternative  format)  available  each  month  to  Securityholders,  and  other parties to this Agreement via the Indenture  Trustee's  internet website.  The
Indenture   Trustee's   internet   website  shall   initially  be  located  at
"www.ctslink.com."  Assistance  in  using  the  website  can  be  obtained  by calling the  Indenture  Trustee's  customer  service  desk at (301)  815-6600.
Parties that are unable to use the above distribution  options are entitled to have a paper copy mailed to them via first class mail by calling the  customer service desk and indicating  such. The Indenture  Trustee shall have the right to change the way the statements to  Securityholders  are distributed in order to make such  distribution  more  convenient  or more  accessible to the above
parties  and  the  Indenture   Trustee  shall  provide   timely  and  adequate
notification  to all above parties  regarding any such changes.  The Indenture
Trustee  may  require  registration  and the  acceptance  of a  disclaimer  in connection with access to its website.

(b)   The  Servicer   shall  forward  to  the  Indenture   Trustee  any  other
            information   reasonably   requested  by  the  Indenture   Trustee
            necessary to make  distributions  pursuant to  Section 3.05 of the
            Indenture.  Prior to the close of  business  on the  Business  Day next  succeeding  each  Determination  Date,  the  Servicer  shall furnish a written  statement to the  Certificate  Paying Agent and
            the  Indenture   Trustee  setting  forth  the  aggregate   amounts
            required  to be  withdrawn  from  the  Custodial  Account  and the
            Reserve  Sub-Account and deposited into the Note Payment  Account,
            Reserve  Sub-Account,  Funding Account or Distribution  Account on
            the Business Day  preceding  the related  Payment Date pursuant to
            Section 3.03.  The  determination  by the Servicer of such amounts
            shall,   in  the  absence  of  obvious  error,  be  deemed  to  be
            presumptively  correct for all purposes  hereunder,  and the Owner
            Trustee and the  Indenture  Trustee  shall be protected in relying upon the same without any independent  check or  verification.  In addition,  upon the Issuer's written  request,  the Servicer shall promptly  furnish  such  information  reasonably  requested by the
            Issuer that is reasonably  available to the Servicer to enable the
            Issuer to perform  its  federal  and state  income  tax  reporting obligations.

(c)   If the Note Balance of the Variable Pay Revolving Notes is to be
            reduced on any Payment Date pursuant to the terms of the
            Indenture, the Servicer shall, not later than 12:00 Noon (New
            York time) on the second Business Day prior to such Payment Date, deliver a written notice to the Administrative Agent specifying the amount of such reduction.

Section 4.02      Tax Returns and 1934 Act Reports

(a)   The  Servicer  will act as the Tax Matters  Partner or the agent for the
            Tax  Matters  Partner  pursuant  to  the  Trust   Agreement.   The
            Servicer  agrees to perform the  obligations  of the  Servicer set forth in Section 5.03 of the Trust  Agreement.  The Servicer  will prepare  and file or cause to be  prepared  and  filed all tax and information returns of the Trust Estate.

(b)   The Servicer  shall, on behalf of RAMP and in respect of the Trust Fund, prepare  and cause to be filed with the  Commission  any  periodic reports  required to be filed under the provisions of the Exchange
            Act, and the rules and  regulations of the Commission  thereunder, including,  without  limitation,  reports on Form 10-K,  Form 10-D and Form 8-K,  . In connection  with the preparation and filing of such periodic reports,  the Indenture Trustee shall timely provide to the  Servicer  (I) a list of  Noteholders  as shown on the Note
            Register as of the end of each calendar  year,  (II) copies of all pleadings,  other legal process and any other  documents  relating to any  claims,  charges or  complaints  involving  the  Indenture
            Trustee,  as trustee, or the Trust Estate that are received by the
            Indenture  Trustee,  (III) notice  of  all  matters  that,  to the actual  knowledge  of  a  Responsible  Officer  of  the  Indenture
            Trustee,  have  been  submitted  to a vote of the  Noteholders  or
            Certificateholders,  other  than  those  matters  that  have  been submitted to a vote of the  Noteholders or  Certificateholders  at the  request  of  RAMP or the  Servicer,  and  (IV) notice  of any failure of the Indenture  Trustee to make any  distribution to the
            Noteholders  or  Certificateholders  as  required  pursuant to the
            Indenture  or  Trust  Agreement,  as  applicable.   The  Indenture
            Trustee  shall have no liability  with  respect to the  Servicer's
            failure  to  properly   prepare  or  file  such  periodic  reports
            resulting from or relating to the Servicer's  inability or failure to  maintain  or obtain any  information  not  resulting  from the
            Servicer's own negligence or willful misconduct.

(c)   Any Form  10-K  filed  with  the  Commission  in  connection  with  this
            Section 4.02 shall include:

(i)   A  certification,  signed  by  the  senior  officer  in  charge  of  the servicing  functions of the  Servicer,  in the form attached as Exhibit D-1  hereto or such other form as may be required
                  or   permitted   by   the   Commission   (the   "Form   10-K
                  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional  directives of the
                  Commission.

(ii)  A report  regarding its  assessment  of compliance  during the preceding calendar  year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations  with  respect to mortgage-backed  securities  transactions  taken  as a whole involving  the Servicer that are backed by the same types of assets  as  those  backing  the  certificates,  as  well  as similar  reports on assessment  of compliance  received from other parties  participating  in the  servicing  function as required by relevant  Commission  regulations,  as described
                  in   Item 1122(a)  of  Regulation  AB.  The  Servicer  shall
                  obtain  from  all  other   parties   participating   in  the
                  servicing function any required certifications.

(iii) With respect to each assessment  report described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports  on, the  assessment  made by the  asserting party, as set forth in relevant Commission  regulations,  as
                  described  in   Regulation 1122(b)   of  Regulation  AB  and
                  Section 3.11 hereof.

(iv)  The servicer  compliance  certificate  required to be delivered pursuant
                  Section 3.10.

(d)   In connection with the Form 10-K  Certification,  the Indenture  Trustee
            shall   provide  the   Servicer   with  a  back-up   certification
            substantially in the form attached hereto as Exhibit D-2.

(e)   This Section 4.02 may be amended in accordance with this Agreement without the consent of the Securityholders.

                                   ARTICLE V

                             Note Payment Account

Section 5.01      Note  Payment   Account.   The   Indenture   Trustee   shall
establish  and maintain an Eligible  Account  entitled  "________________,  as
Indenture  Trustee,  for the benefit of the  Securityholders,  the Certificate
Paying  Agent  and  the  Enhancer,  pursuant  to the  Indenture,  dated  as of
_______________,    between   Home   Equity   Loan   Trust   [   ]-[   ]   and
_____________"  (the "Note Payment  Account").  On each Payment Date,  amounts on deposit in the Note Payment  Account shall be  distributed by the Indenture
Trustee in accordance  with Section 3.05 of the  Indenture.  In addition,  the
Indenture  Trustee  shall deposit in the Note Payment  Account,  the amount of any  Advance  received  from the holder of a Variable  Pay  Revolving  Note in accordance  with  Section 2.03 of the  Indenture,  or the proceeds of the sale and  issuance  of a  Variable  Pay  Revolving  Note  issued  pursuant  to  the
Indenture  after  the  Closing  Date,  to  be  applied  as a  distribution  of principal of the related Class of Term Notes on its respective  Targeted Final
Payment  Date.  The Indenture  Trustee  shall invest or cause the  institution maintaining  the Note Payment Account to invest the funds therein in Permitted
Investments  selected in writing by the Servicer and designated in the name of the  Indenture  Trustee,  which  investments  shall  mature not later than the
Business Day next  preceding the Payment Date next  following the date of such investment  (except that any investment in the institution with which the Note
Payment  Account is  maintained  may mature on such Payment Date and shall not be sold or disposed of prior to  maturity).  In  addition,  no such  Permitted
Investment  shall be  purchased  at a price in excess of par.  All  income and gain  realized  from  any such  investment  shall  be for the  benefit  of the
Servicer  and shall be subject to its  withdrawal  or order from time to time.
The amount of any losses incurred in respect of any such investments  shall be deposited  in the Note  Payment  Account by the  Servicer out of its own funds immediately as realized.

                                  ARTICLE VI

                                 The Servicer

Section 6.01      Liability of the Servicer.  The Servicer  shall be liable in accordance  herewith  only  to  the  extent  of the  obligations  specifically imposed upon and undertaken by the Servicer herein.

Section 6.02      Merger  or   Consolidation   of,  or   Assumption  of  the
Obligations of, the Servicer.  Any corporation  into which the Servicer may be merged or converted or with which it may be  consolidated,  or any corporation resulting from any merger,  conversion or  consolidation to which the Servicer shall  be a  party,  or any  corporation  succeeding  to the  business  of the
Servicer,  shall be the  successor  of the  Servicer  hereunder,  without  the execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      The  Servicer  may  assign  its  rights  and  delegate  its  duties  and obligations  under this Agreement;  provided,  that the Person  accepting such assignment  or  delegation  shall be a Person  qualified  to service  mortgage loans,  is  reasonably  satisfactory  to the  Enhancer  (provided,  that  such consent  to  assignment  may not be  unreasonably  withheld),  is  willing  to service the  Mortgage  Loans and  executes  and delivers to the Issuer (with a copy  to  the  Enhancer)  an  agreement,  in  form  and  substance  reasonably satisfactory  to the  Enhancer,  that contains an assumption by such Person of the  due  and  punctual  performance  and  observance  of  each  covenant  and condition to be performed  or observed by the Servicer  under this  Agreement;
and  provided  further,  that no Rating  Event  will occur as a result of such assignment  and  delegation (as evidenced by a letter to such effect from each
Rating  Agency),  if  determined  without  regard to the Policy;  and provided further,  that the Owner  Trustee  shall  receive an Opinion of Counsel to the effect  that such  assignment  or  delegation  will not cause the Issuer to be treated as an  association  (or a  publicly-traded  partnership)  taxable as a corporation for federal income tax purposes.

Section 6.03      Limitation   on   Liability  of  the  Servicer  and  Others.
Neither the  Servicer  nor any of the  directors  or officers or  employees or agents of the Servicer  shall be under any liability to the Issuer,  the Owner
Trustee,  the Indenture Trustee or the Securityholders for any action taken or for  refraining  from the taking of any action in good faith  pursuant to this
Agreement;  provided,  however,  that this  provision  shall not  protect  the
Servicer or any such Person  against any  liability  that would  otherwise  be imposed by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance  of its  duties  hereunder  or by reason  of its  reckless disregard  of its  obligations  and duties  hereunder.  The  Servicer  and any director  or officer or  employee  or agent of the  Servicer  may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person respecting any matters arising  hereunder.  The Servicer and any director,  officer,  employee or agent of the Servicer shall be indemnified by the Issuer and held harmless  against any loss,  liability or expense incurred in  connection  with  any  legal  action  relating  to this  Agreement  or the
Securities,  including  any amount paid to the Owner  Trustee or the Indenture
Trustee  pursuant  to  Section  6.06(b),  other  than any loss,  liability  or expense  related to any specific  Mortgage  Loan or Mortgage  Loans (except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement) and any loss,  liability or expense  incurred by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of
its  duties  hereunder  or  by  reason  of  its  reckless   disregard  of  its
obligations  and  duties  hereunder.  The  Servicer  shall  not be  under  any obligation  to appear in,  prosecute  or defend any legal  action  that is not incidental  to its duties to service the  Mortgage  Loans in  accordance  with this  Agreement,  and that in its  opinion  may  involve it in any  expense or liability;  provided,  however,  that the Servicer may in its sole  discretion undertake  any such action that it may deem  necessary or desirable in respect of this  Agreement,  the  rights  and  duties of the  parties  hereto  and the interests  of  the  Securityholders.  In  such  event,  the  reasonable  legal expenses and costs of such action and any liability  resulting therefrom shall be expenses,  costs and  liabilities of the Issuer,  and the Servicer shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to  indemnity or reimbursement  pursuant to this Section 6.03 shall survive any  resignation or termination  of the Servicer  pursuant to Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities arising prior to such resignation
or   termination   (or  arising  from  events  that  occurred  prior  to  such resignation or termination).

Section 6.04      Servicer  Not  to  Resign.  Subject  to  the  provisions  of
Section 6.02,  the Servicer shall not resign from the  obligations  and duties hereby imposed on it except  (a) upon  determination  that the  performance of
its  obligations  or  duties  hereunder  are  no  longer   permissible   under
applicable  law or are in material  conflict by reason of applicable  law with any other activities  carried on by it or its subsidiaries or Affiliates,  the other  activities  of the Servicer so causing such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates at the  date  of  this  Agreement  or  (b) upon  satisfaction  of  the  following conditions:  (i) the Servicer shall have proposed a successor  Servicer to the
Issuer  and the  Indenture  Trustee  in writing  and such  proposed  successor
Servicer is  reasonably  acceptable to the Issuer,  the Indenture  Trustee and the Enhancer;  (ii) each  Rating  Agency shall have  delivered a letter to the
Issuer,  the Enhancer and the Indenture  Trustee prior to the  appointment  of
the  successor  Servicer  stating  that  the  proposed   appointment  of  such
successor  Servicer as Servicer  hereunder  will not cause a Rating Event,  if determined  without regard to the Policy;  and (iii) such  proposed  successor
Servicer is reasonably  acceptable  to the Enhancer,  as evidenced by a letter to the Issuer  and the  Indenture  Trustee;  provided,  however,  that no such resignation  by the  Servicer  shall  become  effective  until such  successor
Servicer or, in the case of (a) above,  the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  shall have assumed the Servicer's  responsibilities  and obligations  hereunder or the  Indenture  Trustee,  as pledgee of the Mortgage
Loans,  shall have designated a successor  Servicer in accordance with Section
7.02. Any such  resignation  shall not relieve the Servicer of  responsibility for any of the obligations  specified in Sections 7.01 and 7.02 as obligations that  survive  the  resignation  or  termination  of the  Servicer.  Any  such determination  permitting  the  resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect  delivered  to the  Indenture  Trustee and the Enhancer.

Section 6.05      Delegation  of Duties.  In the ordinary  course of business, the  Servicer  at any time may  delegate  any of its duties  hereunder  to any
Person,  including any of its  Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the  Servicer complies  pursuant  to Section  3.01.  Such  delegation  shall not relieve the
Servicer of its obligations,  liabilities and responsibilities with respect to such  duties and shall not  constitute  a  resignation  within the  meaning of
Section 6.04.

Section 6.06      Payment of Indenture Trustee's and Owner Trustee's Fees and
Expenses; Indemnification.

(a)   After the Closing Date, the Servicer  covenants and agrees to pay to the
            Owner  Trustee,  the Indenture  Trustee and any  co-trustee of the
            Indenture  Trustee or the Owner Trustee from time to time, and the
            Owner  Trustee,  the  Indenture  Trustee  and any such  co-trustee shall be entitled to, reasonable  compensation (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust and,  in the case of the  Indenture
            Trustee,  for so long as  ______________  is the Servicer shall be as set  forth  in  the  letter  agreement  between  the  Indenture
            Trustee  and  the  Servicer  dated  as of  ____________)  for  all services  rendered by each of them in the  execution of the trusts created  under the Trust  Agreement  and the  Indenture and in the exercise  and  performance  of any of the powers and duties  under the Trust  Agreement or the Indenture,  as the case may be, of the
            Owner Trustee,  the Indenture Trustee and any co-trustee,  and the
            Servicer  will pay or  reimburse  the  Indenture  Trustee  and any
            co-trustee    upon   request   for   all   reasonable    expenses,
            disbursements  and  advances  incurred  or made  by the  Indenture
            Trustee  or  any   co-trustee  in  accordance   with  any  of  the
            provisions  of  this   Agreement,   the  Indenture  or  the  Trust
            Agreement except any such expense,  disbursement or advance as may arise from its  negligence,  willful  misfeasance or bad faith. In
            addition,   the   Indenture   Trustee  shall  be  entitled  to  be
            reimbursed from the Servicer for all reasonable  costs  associated with the  transfer  of  servicing  from the  predecessor  servicer
            pursuant   to   Section   7.02   hereunder,   including,   without
            limitation,  any reasonable costs or expenses  associated with the complete  transfer  of all  servicing  data  and  the  completion, correction  or  manipulation  of  such  servicing  data  as may be required  by the  Indenture  Trustee  to  correct  any  errors  or insufficiencies  in the servicing  data or otherwise to enable the
            Indenture  Trustee to service  the  Mortgage  Loans  properly  and effectively.

(b)   The Servicer  agrees to indemnify  the  Indenture  Trustee and the Owner
            Trustee  for,  and to hold the  Indenture  Trustee  and the  Owner
            Trustee,  as  the  case  may  be,  harmless  against,   any  loss,
            liability or expense  incurred  without  negligence,  bad faith or willful  misconduct  on the part of the  Indenture  Trustee or the
            Owner  Trustee,  as  the  case  may  be,  arising  out  of,  or in connection with, the acceptance and  administration  of the Issuer
            and  the  assets   thereof,   including  the  costs  and  expenses
            (including  reasonable  legal fees and  expenses) of defending the
            Indenture  Trustee  or the  Owner  Trustee,  as the  case  may be, against any claim in connection  with the exercise or  performance of any of its powers or duties under any Basic Document;  provided that:

(i)   with respect to any such claim, the Indenture  Trustee or Owner Trustee, as the case may be,  shall have given the  Servicer  written notice  thereof  promptly  after the  Indenture  Trustee  or
                  Owner  Trustee,  as the  case  may  be,  shall  have  actual knowledge thereof;

(ii)  while  maintaining  control  over  its  own  defense,  the  Issuer,  the
                  Indenture  Trustee  or  Owner  Trustee,  as the case may be, shall  cooperate  and  consult  fully with the  Servicer  in preparing such defense; and

(iii) notwithstanding   anything  in  this  Agreement  to  the  contrary,  the
                  Servicer  shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee,  as the case may be, entered into without the prior consent of the Servicer.

No  termination  of this  Agreement or resignation or removal of the Indenture
Trustee  shall  affect the  obligations  created by this  Section  6.06 of the
Servicer to indemnify  the  Indenture  Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

      Notwithstanding  the  foregoing,  the  indemnification  provided  by the
Servicer in this Section  6.06(b) shall not pertain to any loss,  liability or expense of the  Indenture  Trustee or the Owner  Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection with any actions  taken by the  Indenture  Trustee or the Owner Trustee at the direction  of the  Noteholders  or  Certificateholders,  as the  case  may be, pursuant to the terms of this Agreement.

                                 ARTICLE VII

                                   Default

Section 7.01      Servicing Default.

(a)   If a Servicing  Default  shall  occur and be  continuing,  then,  and in every such case,  so long as a  Servicing  Default  shall not have been remedied by the Servicer,  either the Issuer or the Indenture
            Trustee,  upon actual  knowledge of the  occurrence of a Servicing
            Default  and  with  the  consent  of the  Enhancer  (so long as no
            Enhancer  Default exists),  or the Enhancer,  by notice then given in writing to the Servicer,  the Issuer and the Indenture Trustee,
            may  terminate all of the rights and  obligations  of the Servicer as servicer under this  Agreement  other than its right to receive servicing  compensation  and expenses for  servicing  the Mortgage
            Loans  hereunder  during  any  period  prior  to the  date of such termination,  and the  Enhancer  or the  Issuer  or the  Indenture
            Trustee  with the consent of the  Enhancer (so long as no Enhancer
            Default   exists),   may  exercise  any  and  all  other  remedies
            available  at law or  equity.  Any  such  notice  to the  Servicer shall also be given to each Rating  Agency,  the  Enhancer and the
            Issuer.  On or after the receipt by the  Servicer of such  written notice,  all  authority  and  power  of the  Servicer  under  this
            Agreement,  whether with respect to the Securities or the Mortgage
            Loans or  otherwise,  shall pass to and be vested in the Indenture
            Trustee,  subject  to  Section  7.02  hereof,  as  pledgee  of the
            Mortgage  Loans,  pursuant to and under this  Section  7.01;  and, without  limitation,  the Indenture  Trustee is hereby  authorized and  empowered to execute and deliver,  on behalf of the Servicer, as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or  accomplish  all  other  acts or things necessary or  appropriate to effect the purposes of such notice of termination,  whether to complete the transfer and  endorsement of each  Mortgage  Loan and  related  documents,  or  otherwise.  The
            Servicer  agrees to  cooperate  with the Issuer,  the Enhancer and
            Indenture   Trustee,   as  the  case  may  be,  in  effecting  the
            termination  of the  responsibilities  and rights of the  Servicer hereunder,  including,  without  limitation,  the  transfer to the
            Indenture  Trustee  for  the  administration  by  it of  all  cash amounts  relating to the Mortgage  Loans that shall at the time be held by the Servicer  and to be  deposited by it in the  Custodial
            Account,  or that  have  been  deposited  by the  Servicer  in the
            Custodial  Account or  thereafter  received by the  Servicer  with respect to the Mortgage  Loans,  the recordation of Assignments of
            Mortgages to the  Indenture  Trustee if MERS is not the  mortgagee of a Mortgage  Loan, and the delivery of the Mortgage Files in its possession  to the Indenture  Trustee.  All  reasonable  costs and
            expenses   (including,   but  not  limited  to,  attorneys'  fees)
            incurred in connection  with  amending  this  Agreement to reflect such  succession  as Servicer  pursuant to this Section 7.01 shall be  paid  by the  predecessor  Servicer  (or  if  the  predecessor
            Servicer is the  Indenture  Trustee,  the initial  Servicer)  upon
            presentation  of  reasonable   documentation  of  such  costs  and
            expenses.

(b)   Notwithstanding  any  termination  of the  activities  of  the  Servicer hereunder,  the Servicer shall be entitled to receive,  out of any late  collection  of a payment  on a  Mortgage  Loan which was due
            prior  to  the  notice   terminating  the  Servicer's  rights  and
            obligations   hereunder  and  received  after  such  notice,  that
            portion to which the Servicer  would have been  entitled  pursuant to Sections  3.03 and 3.09 as well as its Servicing Fee in respect thereof,  and any other amounts payable to the Servicer  hereunder the  entitlement  to which arose prior to the  termination  of its activities hereunder.

      Notwithstanding  the  foregoing,  a delay in or failure  of  performance under clause (i) or (ii) of the  definition  of Servicing  Default,  after the applicable grace periods specified  therein,  shall not constitute a Servicing
Default if such delay or failure  could not be  prevented  by the  exercise of reasonable  diligence  by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared war, public disorder,  rebellion  or sabotage,  epidemics,  landslides,  lightning,  fire, hurricanes,  earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Servicer  from using  reasonable  efforts to perform its respective  obligations  in a timely  manner in  accordance  with the terms of this  Agreement.  The  Servicer  shall  provide  the  Indenture  Trustee,  the
Enhancer and the  Securityholders  with notice of any such failure or delay by
it,   together  with  a   description   of  its  efforts  to  so  perform  its
obligations.  The Servicer  shall  immediately  notify the Indenture  Trustee, the Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02      Indenture Trustee to Act; Appointment of Successor.

(a)   (a)   On  and  after  the  time  the  Servicer   receives  a  notice  of
            termination  pursuant to Section  7.01 or sends a notice  pursuant to Section 6.04, the Indenture  Trustee as pledgee of the Mortgage
            Loans shall itself  become,  or shall  appoint an affiliate of the
            Indenture  Trustee to become the  successor in all respects to the
            Servicer in its capacity as servicer  under this Agreement and the
            transactions   set  forth  or   provided   for  herein  and  shall
            immediately  assume all of the obligations of the Servicer to make advances  on  Mortgage  Loans  under  Section  3.02(b) and will be subject  to all other  responsibilities,  duties  and  liabilities
            relating   thereto  placed  on  the  Servicer  by  the  terms  and
            provisions  hereof as soon as  practicable,  but in no event later than  90  days  after  the  Indenture  Trustee  becomes  successor servicer.  During such 90 day period, the Indenture Trustee,  with the  consent of the  Enhancer,  may  require  the  Servicer  being terminated to continue to perform such servicing  responsibilities
            (other than making  advances on the Mortgage  Loans under  Section
            3.02(b))  as the  Indenture  Trustee  deems  appropriate.  In such event,  the Servicer being  terminated shall provide such services as directed by the  Indenture  Trustee  until the  earliest of the date the Indenture  Trustee  notifies such Servicer to discontinue providing  such services,  the date on which a successor  servicer or the Indenture Trustee has assumed all responsibilities,  duties and  liabilities  of the Servicer  hereunder or the  expiration of the  90  day  period.  The  Servicer  shall  be  entitled  to  the
            Servicing  Fee  hereunder for any period during which the Servicer is obligated to provide such services as if no  termination of the
            Servicer had occurred.  Nothing in this  Agreement or in the Trust
            Agreement  shall be construed  to permit or require the  Indenture
            Trustee  to  (i)  succeed  to  the  responsibilities,  duties  and liabilities  of the  initial  Servicer  in its  capacity as Seller under the Purchase  Agreement,  (ii) be responsible or accountable for any act or omission of the  Servicer  prior to the issuance of a notice of termination  hereunder,  (iii) require or obligate the
            Indenture  Trustee,  in its  capacity as  successor  Servicer,  to purchase,  repurchase or substitute any Mortgage  Loan,  (iv) fund any  Additional  Balances with respect to any Mortgage  Loan,  (v)
            fund any losses on any Permitted  Investment directed by any other
            Servicer,  or (vi) be  responsible  for  the  representations  and
            warranties  of  the  Servicer.  As  compensation   therefor,   the
            Indenture  Trustee shall be entitled to such  compensation  as the
            Servicer  would have been  entitled to hereunder if no such notice of termination had been given.  Notwithstanding the foregoing,  if the  Indenture  Trustee  is (x)  unwilling  to  act  as  successor
            Servicer  itself or to appoint an  affiliate  to become  successor
            Servicer,  or (y) legally unable so to act, the Indenture  Trustee as pledgee of the Mortgage  Loans may (in the situation  described in clause  (x)) or shall  (in the  situation  described  in clause
            (y))  appoint or  petition a court of  competent  jurisdiction  to appoint  any  established  housing and home  finance  institution, bank or other  mortgage  loan  servicer  having a net worth of not less than  $10,000,000 as the successor to the Servicer  hereunder in the  assumption  of all or any  part  of the  responsibilities, duties or liabilities of the Servicer  hereunder;  provided,  that any such  successor  Servicer shall be acceptable to the Enhancer, as  evidenced  by the  Enhancer's  prior  written  consent,  which consent shall not be unreasonably  withheld; and provided further, that the  appointment  of any  such  successor  Servicer  will not result in a Rating  Event,  if  determined  without  regard to the
            Policy.  Pending  appointment  of  a  successor  to  the  Servicer hereunder,  unless the Indenture Trustee is prohibited by law from so acting,  the Indenture  Trustee  itself shall act or appoint an
            affiliate  to  act  in  such  capacity  as  provided   above.   In
            connection with such  appointment  and  assumption,  the successor shall be  entitled  to receive  compensation  out of  payments  on
            Mortgage  Loans in an amount  equal to the  compensation  that the
            Servicer would  otherwise  have received  pursuant to Section 3.09
            (or such other  compensation  as the  Indenture  Trustee  and such successor shall agree).  The  appointment of a successor  Servicer shall not affect any  liability of the  predecessor  Servicer that may have arisen under this Agreement  prior to its  termination as
            Servicer  (including  the  obligation to purchase  Mortgage  Loans
            pursuant  to  Section  3.01,  to  pay  any  deductible   under  an
            insurance  policy  pursuant to Section  3.04 or to  indemnify  the
            Indenture  Trustee  pursuant  to  Section  6.06),  nor  shall  any successor  Servicer  be liable  for any acts or  omissions  of the predecessor  Servicer or for any breach by such Servicer of any of its  representations  or  warranties  contained  herein  or in any related  document or  agreement.  The  Indenture  Trustee and such successor  shall take such action,  consistent with this Agreement and  the  requirements  (including  any  notice  requirements)  of applicable  law,  as shall be  necessary  to  effectuate  any such
            succession.   Notwithstanding   the   foregoing,   the   Indenture
            Trustee,  in its  capacity  as  successor  Servicer,  shall not be responsible for the lack of information  and/or  documents that it cannot obtain  through  reasonable  efforts or for failing to take any action that the Indenture  Trustee is legally  prohibited from taking by applicable law.

(b)   Any  successor,  including  the  Indenture  Trustee,  to the Servicer as servicer  shall  during  its  term as  Servicer  (i)  continue  to service and  administer  the Mortgage Loans for the benefit of the
            Securityholders,  (ii)  maintain  in force a policy or policies of insurance  covering errors and omissions in the performance of its obligations  as Servicer  hereunder and a fidelity bond in respect of its  officers,  employees  and agents to the same extent as the
            Servicer  is so  required  pursuant  to Section  3.13 and (iii) be bound by the terms of the Insurance Agreement.

(c)   Any successor  Servicer,  including the Indenture Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor  Servicer  shall fail to deliver any required  deposit to the Custodial Account or otherwise  cooperate with any required servicing transfer or succession hereunder.

(d)   In  connection  with the  termination  or  resignation  of the  Servicer
            hereunder,  either  (i) the  successor  Servicer,   including  the
            Indenture  Trustee if the Indenture Trustee is acting as successor
            Servicer,  shall represent and warrant that it is a member of MERS in good  standing  and  shall  agree  to  comply  in all  material respects with the rules and procedures of MERS in connection  with the  servicing  of the  Mortgage  Loans that are  registered  with
            MERS, in which case the predecessor  Servicer shall cooperate with the  successor  Servicer in causing  MERS to revise its records to reflect the  transfer of servicing  to the  successor  Servicer as
            necessary  under  MERS'  rules  and   regulations,   or  (ii)  the
            predecessor  Servicer shall cooperate with the successor  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in  recordable  form to  transfer  the  Mortgage  from MERS to the
            Indenture  Trustee and to execute and deliver such other  notices, documents and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or  servicing of such
            Mortgage Loan on the MERS® System to the successor  Servicer.  The predecessor  Servicer  shall  file or cause  to be filed  any such assignment in the appropriate  recording  office.  The predecessor
            Servicer  shall bear any and all fees of MERS,  costs of preparing any  assignments  of  Mortgage,  and fees and costs of filing  any
            assignments   of  Mortgage   that  may  be  required   under  this
            subsection   (d).  The   successor   Servicer   shall  cause  such
            assignment  to be  delivered  to  the  Indenture  Trustee  or  the
            Custodian  promptly  upon receipt of the original with evidence of recording  thereon or a copy  certified  by the  public  recording office in which such assignment was recorded.

Section 7.03      Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the Servicer  pursuant to this Article VII or
Section 6.04,  the Indenture  Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                 ARTICLE VIII

                        Compliance With Regulation AB

Section 8.01      Intent of the Parties; Reasonableness.

            RAMP,  the  Indenture  Trustee and the  Servicer  acknowledge  and agree that the purpose of this Article  VIII is to  facilitate  compliance  by
RAMP with the  provisions of  Regulation AB and related rules and  regulations of the  Commission.  RAMP shall not exercise its right to request  delivery of information or other  performance  under these  provisions  other than in good faith,  or for purposes other than  compliance  with the  Securities  Act, the
Exchange  Act and the  rules  and  regulations  of the  Commission  under  the
Securities  Act and the Exchange  Act.  Each of the Servicer and the Indenture
Trustee   acknowledges   that   interpretations   of   the   requirements   of
Regulation AB  may change  over time,  whether  due to  interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by RAMP in good faith for  delivery  of information  under these  provisions on the basis of evolving  interpretations of  Regulation AB.  Each of the  Servicer  and  the  Indenture  Trustee  shall cooperate  fully with RAMP to deliver to RAMP  (including any of its assignees or designees), any and all statements,  reports,  certifications,  records and any other  information  necessary in the good faith  determination  of RAMP to permit RAMP to comply with the  provisions  of  Regulation  AB,  together with such  disclosures  relating to the  Servicer,  the  Indenture  Trustee and the
Mortgage Loans, or the servicing of the Mortgage  Loans,  reasonably  believed by RAMP to be necessary in order to effect such compliance.

Section 8.02      Additional Representations and Warranties of the Indenture
Trustee.

(a)   The  Indenture  Trustee  shall be deemed to  represent to RAMP as of the date on which  information is first provided to RAMP under Section
            8.03 that,  except as  disclosed  in writing to RAMP prior to such date:  (i) it is not aware and has not  received  notice  that any default,  early amortization or other performance triggering event has  occurred as to any other  Securitization  Transaction  due to any act or failure to act of the  Indenture  Trustee;  (ii) it has not been  terminated  as trustee in a  securitization  of mortgage loans; (iii) there are no aspects of its financial  condition that could have a material  adverse effect on the  performance by it of
            its  trustee   obligations  under  this  Agreement  or  any  other
            Securitization  Transaction;  (iv) there are no material  legal or governmental  proceedings  pending  (or known to be  contemplated)
            against it; and (v) there are no  affiliations,  relationships  or transactions  relating to the  Indenture  Trustee  with respect to
            RAMP  or  any  sponsor,   issuing   entity,   servicer,   trustee,
            originator,  significant obligor,  enhancement or support provider or other  material  transaction  party (as such  terms are used in
            Regulation   AB)  relating  to  the   Securitization   Transaction
            contemplated by the Agreement (the "Transaction Parties").

(b)   If so  requested  by RAMP  on any  date  following  the  date  on  which information  is first  provided to RAMP under  Section  8.03,  the
            Indenture Trustee shall,  within five Business Days following such request,  confirm in writing the  accuracy of the  representations and warranties set forth in  paragraph (a)  of this Section or, if any such  representation  and  warranty is not  accurate as of the date of such  request  or such  confirmation,  provide  reasonably adequate  disclosure of the pertinent  facts,  in writing,  to the requesting party.

Section 8.03      Information to Be Provided by the Indenture Trustee.

(a)   If so  requested  by RAMP for the purpose of  satisfying  its  reporting obligation  under the  Exchange  Act with  respect to any class of
            Certificates,  the  Indenture  Trustee  shall  (i) notify  RAMP in
            writing   of   (A) any   material   litigation   or   governmental
            proceedings  pending  against  the  Indenture  Trustee and (B) any affiliations or relationships  that develop  following the Closing
            Date between the Indenture Trustee and any Transaction  Party, and
            (ii) provide  to RAMP a written  description of such  proceedings, affiliations or relationships.

(b)   In addition to such  information  as the Indenture  Trustee is obligated to provide pursuant to other  provisions of this Agreement,  if so requested  by RAMP , the  Indenture  Trustee  shall  provide  such
            information   reasonably   available  to  the  Indenture   Trustee
            regarding the  performance  or servicing of the Mortgage  Loans as is reasonably  required to facilitate  preparation of distribution reports in accordance with Item 1121 of Regulation AB.

Section 8.04      Report on Assessment of Compliance and Attestation.

            On or before March 15 of each calendar year, the Indenture
Trustee shall:

(a)   deliver to RAMP a report (in form and substance reasonably  satisfactory
            to  RAMP)   regarding  the  Indenture   Trustee's   assessment  of
            compliance  with the  Servicing  Criteria  during the  immediately preceding  calendar  year,  as  required  under  Rules  13a-18 and
            15d-18 of the  Exchange Act and Item 1122 of  Regulation  AB. Such
            report  shall be  addressed  to RAMP and  signed by an  authorized officer of the  Indenture  Trustee,  and shall address each of the
            Servicing Criteria  specified on a certification  substantially in the form of Exhibit E hereto; and

(b)   deliver  to  RAMP  a  report  of a  registered  public  accounting  firm reasonably  acceptable  to RAMP that  attests  to, and reports on, the  assessment  of compliance  made by the Indenture  Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall  be in  accordance  with  Rules 1-02(a)(3)  and  2-02(g)  of
            Regulation S-X under the Securities Act and the Exchange Act.

Section 8.05      Indemnification; Remedies.

(a)   The Indenture  Trustee shall indemnify RAMP, each affiliate of RAMP, the
            Servicer and each broker dealer acting as  underwriter,  placement agent or initial  purchaser of the Certificates or each Person who controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange  Act); and the
            respective present and former directors,  officers,  employees and agents  of each of the  foregoing,  and  shall  hold  each of them harmless from and against any losses, damages,  penalties,  fines,
            forfeitures,   legal  fees  and   expenses   and  related   costs,
            judgments,  and any other  costs,  fees and  expenses  that any of them may sustain arising out of or based upon:

(i)   (A)         any  untrue  statement  of  a  material  fact  contained  or
                  alleged  to  be  contained  in  any   information,   report,
                  certification,   accountants'   letter  or  other   material
                  provided  under  this  Article VIII  by or on  behalf of the
                  Indenture  Trustee  (collectively,  the  "Indenture  Trustee
                  Information"),  or (B) the  omission or alleged  omission to state in the Indenture  Trustee  Information a material fact required to be stated in the Indenture  Trustee  Information or necessary  in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not  misleading;  provided,  by way of  clarification,  that clause (B) of this  paragraph  shall be construed  solely by reference to the Indenture  Trustee  Information  and not to any other  information  communicated  in  connection  with a sale or purchase of  securities,  without  regard to whether the Indenture Trustee  Information or any portion thereof is presented  together  with  or  separately  from  such  other information;

(ii)  any  failure  by the  Indenture  Trustee  to  deliver  any  information,
                  report,   certification,   accountants'   letter   or  other
                  material when and as required under this Article VIII; or

(iii) any breach by the Indenture  Trustee of a representation or warranty set forth in Section 8.02(a) or in a writing furnished  pursuant to Section 8.02(b).

(b)   In the case of any failure of  performance  described  in clause (ii) of this Section,  the Indenture Trustee shall promptly reimburse RAMP for all costs  reasonably  incurred by each such party in order to
            obtain  the  information,   report,  certification,   accountants'
            letter  or  other  material  not  delivered  as  required  by  the
            Indenture Trustee.

                                 ARTICLE IX

                           Miscellaneous Provisions

Section 9.01      Amendment.  This  Agreement may be amended from time to time by the parties hereto;  provided, that any such amendment shall be accompanied by a letter from each Rating  Agency to the effect  that such  amendment  will not result in a Rating Event, if determined  without regard to the Policy; and
provided  further,  that the Enhancer and the Indenture  Trustee shall consent thereto.

Section 9.02      GOVERNING  LAW.  THIS   AGREEMENT   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS,  RIGHTS
AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

Section 9.03      Notices. All demands,  notices and communications  hereunder shall be in writing and shall be deemed to have been duly given if  personally delivered at or mailed by certified mail, return receipt requested,  to (a) in the case of the  Servicer,  _______________,  (b) in the case of the Enhancer,
__________________  (c) in the case of Moody's,  Home Mortgage Loan Monitoring
Group, 4th Floor, 99 Church Street, New York, New York 10001,  (d) in the case of  Standard  &  Poor's,  55 Water  Street,  New  York,  New York  10041-0003,
Attention: Residential  Mortgage  Surveillance  Group,  (e) in the case of the
Owner Trustee,  ______________ and (f) in the case of the Issuer,  Home Equity
Loan  Trust [ ]-[ ],  c/o the  Owner  Trustee  at the  address  set  forth  in clause (e)  above,  and  (g) in  the  case of the  Indenture  Trustee,  at the
Corporate Trust Office of the Indenture  Trustee;  or, with respect to each of the  foregoing  Persons,  at such other address as shall be designated by such
Person  in a  written  notice  to the  other  foregoing  Persons.  Any  notice required  or  permitted  to be  mailed to a  Securityholder  shall be given by first class mail,  postage prepaid,  at the address of such  Securityholder as shown in the Note Register or  Certificate  Register,  as the case may be. Any notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively  presumed  to have been duly  given,  whether or not the  related
Securityholder  receives such notice.  Any notice or other  document  required to be delivered or mailed by the Indenture  Trustee to any Rating Agency shall be given on a  reasonable  efforts  basis and only as a matter of courtesy and accommodation,  and the Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 9.04      Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.
Section 9.05      Third-Party  Beneficiaries.  This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto,  the  Securityholders, the Enhancer,  the Owner Trustee and their respective successors and permitted assigns.  Except as  otherwise  provided in this  Agreement,  no other  Person shall have any right or obligation hereunder.

Section 9.06      Counterparts.   This  instrument  may  be  executed  in  any
number of  counterparts,  each of which so  executed  shall be deemed to be an original,  but all such counterparts shall together constitute but one and the same instrument.

Section 9.07      Effect of Headings  and Table of  Contents.  The Article and
Section  headings  herein and the Table of Contents are for  convenience  only and shall not affect the construction hereof.

Section 9.08      Termination Upon Purchase by the Servicer or Liquidation of
All Mortgage Loans; Partial Redemption.

(a)   The respective  obligations and  responsibilities  of the Servicer,  the
            Issuer and the Indenture  Trustee  created hereby shall  terminate upon the last action  required to be taken by the Issuer  pursuant to the Trust  Agreement and by the Indenture  Trustee  pursuant to the Indenture following the earlier of:

(i)   the date on or before  which the  Indenture  or the Trust  Agreement  is terminated, or

(ii)  the purchase by the Servicer  from the Issuer of all Mortgage  Loans and
                  REO Property in accordance with Section 8.08(b).

(b)   The  Servicer  shall have the right to  purchase  from the Issuer all of the Mortgage  Loans and related REO Property if the aggregate Note
            Balance  of the Notes as of any  Payment  Date is less than 10% of the  aggregate  Note  Balance of the Notes as of the Closing  Date
            (provided  that a draw on the  Policy  would not occur as a result of such  purchase  and provided  further  that the purchase  price will provide  sufficient funds to pay the outstanding Note Balance and accrued and unpaid  interest on the Notes to the Payment  Date
            on   which   such   amounts   are   to  be   distributed   to  the
            Securityholders),  at a  price  equal  to  100%  of the  aggregate unpaid  Principal  Balance of all such remaining  Mortgage  Loans, plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates  thereon up to the date  preceding  the  Payment
            Date  on  which  such  amounts  are  to  be   distributed  to  the
            Securityholders (and in the case of REO Property,  the fair market value of the REO Property),  plus any amounts due and owing to the
            Enhancer  under the  Insurance  Agreement  related to the Mortgage
            Loans or the Notes (and any unpaid  Servicing  Fee relating to the
            Mortgage  Loans  shall be deemed to have been paid at such  time), plus any  Interest  Shortfall  and  interest  owed  thereon to the
            Noteholders.

            The  Servicer  shall send  written  notice to the  Enhancer of its intent to exercise its right to purchase any of the  Mortgage  Loans  pursuant to this Section 8.08(b).

            If such right is exercised  by the  Servicer,  the Servicer  shall deposit  the  amount  calculated  pursuant  to this  Section 8.08(b)  with the
Indenture  Trustee  pursuant to Section 4.10 of the  Indenture  and,  upon the receipt of such deposit,  the Indenture  Trustee or Custodian shall release to the  Servicer,  the files  pertaining to the Mortgage  Loans being  purchased.
The  Servicer,  at its  expense,  shall  prepare and deliver to the  Indenture
Trustee  for  execution,  at the time the  related  Mortgage  Loans  are to be released to the Servicer,  appropriate  documents assigning each such Mortgage
Loans  from  the  Indenture  Trustee  or the  Issuer  to the  Servicer  or the
appropriate party.

Section 9.09      Certain  Matters  Affecting the Indenture  Trustee.  For all
purposes of this Agreement,  in the performance of any of its duties or in the exercise  of any of its  powers  hereunder,  the  Indenture  Trustee  shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 9.10      Owner  Trustee  Not  Liable  for  Related   Documents.   The
recitals  contained  herein shall be taken as the  statements of the Servicer, and the Owner Trustee and the Indenture Trustee assume no  responsibility  for the correctness  thereof.  The Owner Trustee and the Indenture Trustee make no representations  as to the validity or sufficiency of this  Agreement,  of any
Basic Document or Related  Document,  or of the  Certificates  (other than the
signatures   of  the  Owner   Trustee  and  the   Indenture   Trustee  on  the
Certificates)  or the  Notes.  The Owner  Trustee  and the  Indenture  Trustee
shall at no time have any  responsibility  or  liability  with  respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be
distributed   to   Certificateholders   under  the  Trust   Agreement  or  the
Noteholders  under  the  Indenture,  including  the  compliance  by RAMP,  the
Sellers or the  Servicer  with any warranty or  representation  made under any
Basic Document or the accuracy of any such warranty or representation,  or any action of any person taken in the name of the Owner  Trustee or the  Indenture
Trustee.

      IN WITNESS WHEREOF,  the Servicer,  the Issuer and the Indenture Trustee
have caused this  Agreement to be duly executed by their  respective  officers or representatives all as of the day and year first above written.

                                       ___________________________,
                                          as Servicer

                                       By:
                                             Name:
                                             Title:

                                       HOME EQUITY LOAN TRUST [    ]-[   ],
                                       as Issuer

                                       By:   ________________, not in its
                                             individual capacity but solely
                                             as Owner Trustee

                                       By:
                                             Name:
                                             Title:

                                       ________________________,
                                          as Indenture Trustee

                                       By:
                                             Name:
                                             Title:

Acknowledged and Agreed
solely with respect to Article VII:

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:
   Name:
   Title:

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                     [ON FILE WITH THE INDENTURE TRUSTEE]

                                  EXHIBIT B

                          LIMITED POWER OF ATTORNEY

                       KNOW ALL MEN BY THESE PREMISES:

      That   _____________________,   as  indenture  trustee  (the  "Indenture
Trustee"),   under  the   indenture   dated  as  of   _________________   (the
"Indenture"),  between Home Equity Loan Trust [     ]-[   ], as issuer and the
Indenture  Trustee,  a national  banking  association  organized  and existing under the laws of the United  States of  America,  and  having  its  principal office located at ____________________,  hath made, constituted and appointed, and does by these presents make,  constitute and appoint  ___________________,
a corporation  organized and existing  under the laws of [    ],  its true and
lawful  Attorney-in-Fact,  with full  power and  authority  to sign,  execute, acknowledge,  deliver,  file for  record,  and  record any  instrument  on its behalf  and to  perform  such  other  act or  acts as may be  customarily  and reasonably  necessary and  appropriate to effectuate the following  enumerated transactions  in respect of any of the Mortgages  securing a Mortgage Loan and the related Loan  Agreements for which the  undersigned is acting as Indenture
Trustee for various Securityholders  (whether the undersigned is named therein as mortgagee or beneficiary  or has become  mortgagee by virtue of endorsement
of  such  Loan  Agreement   secured  by  any  such  Mortgage)  and  for  which
__________________  is acting as Servicer  pursuant  to a Servicing  Agreement dated as of __________________ (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose  of  correcting  the  Mortgage  to conform  same  to the  original  intent  of the  parties  thereto  or to correct title errors  discovered  after such title  insurance was issued and said  modification or  re-recording,  in either  instance,  does not adversely affect the Lien of the Mortgage as insured.

2.    The  subordination  of the Lien of a Mortgage to an easement in favor of a public utility  company or a government  agency or unit with powers of eminent  domain;  this section shall include,  without  limitation,  the execution of partial  satisfactions/releases,  partial  reconveyances or the execution of requests to trustees to accomplish same.

3.    With  respect to a Mortgage,  the  foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion  of judicial  or  non-judicial foreclosure  or  termination,  cancellation  or  rescission  of any such
      foreclosure,   including,   without  limitation,  any  and  all  of  the
      following acts:

      a.    The  substitution  of  trustee(s)  serving  under a  Mortgage,  in accordance with state law and the Mortgage;

      b.    Statements of breach or non-performance;

      c.    Notices of default;

      d.    Cancellations/rescissions  of  notices  of  default  or notices of sale;

      e.    The taking of a deed in lieu of foreclosure; and

      f.    Such other  documents  and actions as may be  necessary  under the terms of the Mortgage or state law to expeditiously  complete said transactions.

4.    The  conveyance  of the  properties  to  the  mortgage  insurer,  or the closing  of the title to the  property  to be  acquired  as real  estate owned, or conveyance of title to real estate owned.

5.    The completion of loan assumption agreements.

6.    The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured  thereby,  including,  without limitation, cancellation of the related Loan Agreement.

7.    The  assignment  of any  Mortgage  and the related  Loan  Agreement,  in connection  with  the  repurchase  of  the  Mortgage  Loan  secured  and evidenced thereby.

8.    The full  assignment  of a Mortgage  upon  payment and  discharge of all sums  secured  thereby  in  conjunction  with the  refinancing  thereof, including,  without  limitation,  the  endorsement  of the related  Loan
      Agreement.

9.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose of any  modification  pursuant  to
      Section 3.01 of the Servicing Agreement.

10.   The  execution  of partial  satisfactions/releases  pursuant  to Section
      3.01 of the Servicing Agreement.

      The undersigned gives said  Attorney-in-Fact full power and authority to execute  such  instruments  and to do and  perform all and every act and thing necessary  and proper to carry into  effect the power or powers  granted by or under this  Limited  Power of  Attorney as fully as the  undersigned  might or
could  do,   and   hereby   does   ratify   and   confirm  to  all  that  said
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

      Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

      Third  parties  without  actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney;  and may be satisfied that this  Limited  Power of Attorney  shall  continue in full force and effect has not been revoked  unless an instrument of revocation  has been made in writing by the undersigned.

                                       ________________________,
                                          not in its individual capacity
                                          but solely as Indenture Trustee

                                       By:
                                             Name:
                                             Title:

STATE OF                )
                        SS.
COUNTY OF               )

      On this [___] day of ________________, before me the undersigned,
Notary Public of said State, personally appeared
                                          , personally known to me to be duly
authorized officers of _________________ that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of _________________ therein named, and acknowledged to me such _________________ executed the within instrument pursuant to its by-laws.

                                       WITNESS my hand and official seal.

                                       Notary Public in and for the
                                       State of

After recording, please mail to:

Attn:

                      C-1
                                  EXHIBIT C

                         FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan
Prepaid in Full                           Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

_______________________
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:  [__]  Loan Agreement

Name

Title

Date

                                     D-1-1

                                 EXHIBIT D-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

      1.    I have  reviewed  the  annual  report on Form 10-K for the  fiscal year [____], and all reports on Form 8-K containing  distribution or servicing reports  filed in  respect  of periods  included  in the year  covered by that annual  report,  of  Home  Equity  Loan  Trust  [ ]-[  ]  (the  "Trust"),  the
assets  of which  are  serviced  pursuant  to the  Servicing  Agreement  dated
_________________ (the "Servicing Agreement") among the Trust,  ______________
(the "Servicer") and ________________ (the "Indenture Trustee");

      2.    Based on my knowledge,  the information in these reports, taken as a whole,  does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by that annual report;

      3.    Based on my knowledge,  the servicing  information  required to be provided  to  the  Indenture  Trustee  by the  Servicer  under  the  Servicing
Agreement is included in these reports;

      4.    I am  responsible  for reviewing the  activities  performed by the
Servicer  under the  Servicing  Agreement  and based upon my knowledge and the review  required under the Servicing  Agreement,  and,  except as disclosed in the report,  the Servicer has  fulfilled its  obligations  under the Servicing
Agreement; and

      5.    The reports disclose all significant  deficiencies relating to the
Servicer's  compliance  with the minimum  servicing  standards  based upon the report  provided by an  independent  public  accountant  , after  conducting a review in compliance with the Uniform Single Attestation  Program for Mortgage
Bankers, or similar procedure,  as set forth in the Servicing Agreement,  that is included in these reports.

      [In  giving  the  certifications  above,  I have  reasonably  relied  on
information   provided   to  me  by  the   following   unaffiliated   parties:
[_________________], [_____________].

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

      ____________________________*
      Name:
      Title:

      * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                     D-2-1

                                    EXHIBIT D-2

               FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

      The  undersigned,   a  Responsible  Officer  of  _________________  (the
"Indenture Trustee") certifies that:

      (a)   The   Indenture   Trustee   has   performed   all  of  the  duties
specifically  required to be performed by it pursuant to the provisions of the
Servicing  Agreement dated as of _____________  (the "Agreement") by and among
Home  Equity  Loan  Trust  [  ]-[  ],  as   depositor,   _______________,   as
Servicer,  and the  Indenture  Trustee in  accordance  with the  standards set forth therein.

      (b)   Based on my  knowledge,  the  information  that is provided by the
Indenture  Trustee pursuant to Section 4.02(b) of the Agreement is accurate as of the last day of the 20[__] calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN WITNESS WHEREOF, I have duly executed this certificate as of
_________, 20[__].

      ____________________________*
      Name:
      Title:

                                      E-4

                                  EXHIBIT E

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment  of  compliance  to be  delivered  by the Trustee  shall address,  at a  minimum,  the  criteria  identified  as below  as  "Applicable
Servicing Criteria":

                                                                  Applicable
                                                                  Servicing
                      Servicing Criteria                           Criteria
   Reference                       Criteria

                       General Servicing Considerations
1122(d)(1)(i)   Policies  and  procedures  are  instituted  to
                monitor any  performance or other triggers and
                events  of  default  in  accordance  with  the
                transaction agreements.
1122(d)(1)(ii)  If  any  material  servicing   activities  are
                outsourced  to  third  parties,  policies  and
                procedures   are  instituted  to  monitor  the
                third party's  performance and compliance with
                such servicing activities.
1122(d)(1)(iii) Any    requirements    in   the    transaction
                agreements to maintain a back-up  servicer for
                the  credit  card  accounts  or  accounts  are
                maintained.
1122(d)(1)(iv)  A  fidelity  bond  and  errors  and  omissions
                policy    is   in    effect   on   the   party
                participating   in  the   servicing   function       X
                throughout the reporting  period in the amount
                of  coverage  required  by  and  otherwise  in
                accordance  with the terms of the  transaction
                agreements.

                      Cash Collection and Administration
1122(d)(2)(i)   Payments   on   credit   card   accounts   are
                deposited into the appropriate  custodial bank
                accounts  and related bank  clearing  accounts       X
                no  more  than  two  business  days  following
                receipt,   or  such   other   number  of  days
                specified in the transaction agreements.
1122(d)(2)(ii)  Disbursements   made  via  wire   transfer  on       X
                behalf of an  obligor  or to an  investor  are
                made only by authorized personnel.
1122(d)(2)(iii) Advances  of  funds  or  guarantees  regarding collections, cash flows or distributions,  and
                any  interest  or other fees  charged for such
                advances,  are made,  reviewed and approved as
                specified in the transaction agreements.
1122(d)(2)(iv)  The  related  accounts  for  the  transaction, such  as cash  reserve  accounts  or  accounts
                established       as      a      form       of
                overcollateralization,      are     separately
                maintained  (e.g., with respect to commingling
                of  cash)  as set  forth  in  the  transaction
                agreements.
1122(d)(2)(v)   Each  custodial  account  is  maintained  at a
                federally  insured  depository  institution as
                set forth in the transaction  agreements.  For
                purposes   of   this   criterion,   "federally
                insured  depository  institution" with respect
                to a  foreign  financial  institution  means a
                foreign  financial  institution that meets the
                requirements   of  Rule   13k-1(b)(1)  of  the
                Securities Exchange Act.
1122(d)(2)(vi)  Unissued  checks  are  safeguarded  so  as  to prevent unauthorized access.
1122(d)(2)(vii) Reconciliations  are  prepared  on  a  monthly basis for all asset-backed  securities related
                bank accounts,  including  custodial  accounts
                and  related  bank  clearing  accounts.  These
                reconciliations    are   (A)    mathematically
                accurate;  (B)  prepared  within  30  calendar
                days after the bank statement  cutoff date, or
                such  other  number of days  specified  in the
                transaction   agreements;   (C)  reviewed  and
                approved by someone  other than the person who
                prepared the  reconciliation;  and (D) contain
                explanations  for  reconciling   items.  These
                reconciling   items  are  resolved  within  90
                calendar     days    of     their     original
                identification,  or such other  number of days
                specified in the transaction agreements.

                      Investor Remittances and Reporting
1122(d)(3)(i)   Reports to  investors,  including  those to be
                filed with the  Commission,  are maintained in
                accordance  with  the  transaction  agreements
                and   applicable   Commission    requirements.
                Specifically,  such  reports (A) are  prepared
                in accordance  with timeframes and other terms
                set forth in the transaction  agreements;  (B)
                provide  information  calculated in accordance
                with the terms  specified  in the  transaction
                agreements;  (C) are filed with the Commission
                as required by its rules and regulations;  and
                (D) agree  with  investors'  or the  trustee's
                records  as  to  the  total  unpaid  principal
                balance  and  number of credit  card  accounts
                serviced by the Servicer.
1122(d)(3)(ii)  Amounts due to  investors  are  allocated  and
                remitted  in   accordance   with   timeframes,       X
                distribution  priority  and  other  terms  set
                forth in the transaction agreements.
1122(d)(3)(iii) Disbursements  made to an investor  are posted
                within  two  business  days to the  Servicer's       X
                investor  records,  or such  other  number  of
                days specified in the transaction agreements.
1122(d)(3)(iv)  Amounts   remitted   to   investors   per  the
                investor reports agree with cancelled  checks,       X
                or other form of payment,  or  custodial  bank
                statements.

                          Pool Asset Administration
1122(d)(4)(i)   Collateral   or   security   on  credit   card
                accounts  is  maintained  as  required  by the       X
                transaction  agreements  or related asset pool
                documents.
1122(d)(4)(ii)  Account and related  documents are safeguarded       X
                as required by the transaction agreements.
1122(d)(4)(iii) Any additions,  removals or  substitutions  to
                the  asset   pool  are  made,   reviewed   and
                approved in accordance  with any conditions or
                requirements in the transaction agreements.
1122(d)(4)(iv)  Payments  on credit card  accounts,  including any  payoffs,  made  in  accordance  with  the
                related  credit card  accounts  documents  are
                posted  to  the  Servicer's   obligor  records
                maintained  no more  than  two  business  days
                after  receipt,  or such other  number of days
                specified in the transaction  agreements,  and
                allocated  to  principal,  interest  or  other
                items (e.g.,  escrow) in  accordance  with the
                related asset pool documents.
1122(d)(4)(v)   The Servicer's  records regarding the accounts
                and the  accounts  agree  with the  Servicer's
                records with  respect to an  obligor's  unpaid
                principal balance.
1122(d)(4)(vi)  Changes  with  respect  to the terms or status
                of   an   obligor's    account   (e.g.,   loan
                modifications    or   re-agings)   are   made,
                reviewed and approved by authorized  personnel
                in accordance with the transaction  agreements
                and related pool asset documents.
1122(d)(4)(vii) Loss  mitigation  or recovery  actions  (e.g., forbearance plans,  modifications and deeds in
                lieu   of   foreclosure,    foreclosures   and
                repossessions,  as applicable)  are initiated,
                conducted  and  concluded in  accordance  with
                the    timeframes   or   other    requirements
                established by the transaction agreements.
1122(d)(4)(viii)Records  documenting  collection  efforts  are maintained  during  the  period a  Account  is
                delinquent in accordance  with the transaction
                agreements.  Such records are maintained on at
                least a monthly  basis,  or such other  period
                specified in the transaction  agreements,  and
                describe    the   entity's    activities    in
                monitoring delinquent Accounts including,  for
                example,  phone  calls,  letters  and  payment
                rescheduling  plans in cases where delinquency
                is  deemed   temporary   (e.g.,   illness   or
                unemployment).
1122(d)(4)(ix)  Adjustments  to  interest  rates  or  rates of return for Accounts  with  variable  rates are
                computed   based   on  the   related   Account
                documents.
1122(d)(4)(x)   Regarding  any  funds  held  in  trust  for an
                obligor  (such as escrow  accounts):  (A) such
                funds are  analyzed,  in  accordance  with the
                obligor's  Account  documents,  on at least an
                annual basis,  or such other period  specified
                in the  transaction  agreements;  (B) interest
                on  such  funds  is  paid,  or  credited,   to
                obligors   in   accordance   with   applicable
                Account   documents   and  state   laws;   and
                (C) such  funds are  returned  to the  obligor
                within 30 calendar  days of full  repayment of
                the related Accounts,  or such other number of
                days specified in the transaction agreements.
1122(d)(4)(xi)  Payments  made on behalf of an  obligor  (such as tax or insurance  payments)  are made on or
                before  the  related   penalty  or  expiration
                dates, as indicated on the  appropriate  bills
                or notices for such  payments,  provided  that
                such   support   has  been   received  by  the
                servicer  at least 30  calendar  days prior to
                these  dates,  or such  other  number  of days
                specified in the transaction agreements.
1122(d)(4)(xii) Any late payment  penalties in connection with any  payment  to  be  made  on  behalf  of  an
                obligor  are paid  from the  servicer's  funds
                and not  charged  to the  obligor,  unless the
                late  payment was due to the  obligor's  error
                or omission.
1122(d)(4)(xiii)Disbursements  made on  behalf  of an  obligor are  posted  within two  business  days to the
                obligor's records  maintained by the servicer,
                or such other number of days  specified in the
                transaction agreements.
1122(d)(4)(xiv) Delinquencies,  charge-offs and  uncollectible
                accounts  are   recognized   and  recorded  in
                accordance with the transaction agreements.
1122(d)(4)(xv)  Any  external  enhancement  or other  support, identified in  Item 1114(a)(1)  through (3) or
                Item 1115 of  Regulation  AB, is maintained as
                set forth in the transaction agreements.

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                              TABLE OF CONTENTS

      Section 2.01   Representations and Warranties Regarding the

      Section 3.04   Maintenance of Hazard Insurance; Property

      Section 3.09   Servicing Compensation; Payment of Certain
                     Expenses by Servicer...................................18

      Section 3.10   Annual Statement as to Compliance......................18

      Section 3.11   Annual Servicing Report................................18

      Section 3.12   Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................19

      Section 3.13   Maintenance of Certain Servicing Insurance Policies....19

      Section 3.14   Information Required by the Internal Revenue
                     Service and Reports of Foreclosures and

      Section 3.20   Enforcement of Due-on-Sale Clauses; Assumption and

      Section 6.02   Merger or Consolidation of, or Assumption of the

      Section 6.06   Payment of Indenture Trustee's and Owner Trustee's

      Section 8.02   Additional Representations and Warranties of the

      Section 9.08   Termination Upon Purchase by the Servicer or
                     Liquidation of All Mortgage Loans; Partial

EXHIBIT D-1    FORM OF FORM 10-K CERTIFICATION...........................D-1-1

EXHIBIT D-2    FORM OF BACK-UP CERTIFICATION TO FORM 10-K
               CERTIFICATE...............................................D-2-1

EXHIBIT E .....SERVICING CRITERIA TO BE ADDRESSED
               IN ASSESSMENT OF COMPLIANCE.................................E-1